UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-21475

                             RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                             Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Jay Jackson, Esq.

50 South Sixth Street, Suite 2350

                             Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612)-376-7132

Date of fiscal year end:  March 31

Date of reporting period: March 31, 2017

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

Dear Shareholder:

Market Review

Emerging Markets (EM) began the year ended March 31, 2017 on a positive note, reflecting an improving outlook for the asset class. However, we witnessed a number of significant macro-political events, which had a negative impact on EM, such as the election of Donald Trump as U.S. President.

Although Donald Trump’s victory in the U.S. Presidential elections led to a pickup in global growth expectations, the event proved to be negative for EM on rising concerns that the U.S. administration’s trade policies may have an adverse impact on the asset class. Another negative was the strength of the U.S. dollar versus EM currencies, notably the Mexican peso. One notable theme was the sharp rotation out of bond proxies in equities and the powerful outperformance of cyclical and low value stocks due to the renewed expectations of global growth.

By period end, conviction in the U.S. administration’s ability to impose trade sanctions or stimulate growth had faded, resulting in a continuation of the rally in EM. The Federal Reserve delivered a 0.25% rate hike, which was well anticipated by the market. However, we believe the market considered the Federal Reserve’s outlook as dovish, which also improved sentiment around the Emerging Markets.

Portfolio Review – RBC Emerging Markets Equity Fund

For the twelve-month period ended March 31, 2017, Class I shares of the RBC Emerging Markets Equity Fund (+12.56%) underperformed its benchmark, the MSCI Emerging Markets Net Index (+17.22%). Asset allocation was the greatest detractor to relative performance, notably the Fund’s underweight position in the Energy sector. Additionally, the Fund’s stock selection in the Information Technology sector also detracted from relative performance. However, stock selection in the Consumer Staples sector helped to mitigate the underperformance.

At the country level, stock selection was strongest in South Africa despite the political uncertainty towards the end of the period in relation to a cabinet reshuffle. However, stock selection in India and China detracted from relative performance.

Portfolio Review – RBC Emerging Markets Small Cap Equity Fund

For the twelve-month period ended March 31, 2017, Class I shares of the RBC Emerging Markets Small Cap Equity Fund (+13.53%) underperformed the MSCI Emerging Markets Small Cap Net Index (+14.49%). Stock selection in the Information Technology sector detracted from performance, however this was somewhat mitigated by strong stock selection in the Consumer Staples and Industrials sectors.

At the country level, asset allocation was strong due to our underweight position in Korea, which was weak due to political uncertainty surrounding the former President, Park Geun-hye. Despite the initial negative impact of India’s demonetization of 500- and 1000-Rupee banknotes, our overweight position captured the rebound towards the end of the period. Meanwhile, stock selection was strong in the United Arab Emirates, though detracted from returns in China and Chile.

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LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

Outlook

Looking ahead, we continue to believe that there are several positive factors which should continue to support EM performance over the medium term.

Firstly, there is a powerful argument that EM currencies can appreciate relative to developed market currencies, driven by cheap valuations, high real rates and strong current accounts. Secondly, both earnings and relative EM growth are improving from cyclically low levels driven by improved productivity and structural reforms. Thirdly, EM inflows have resumed after three years of strong outflows (2013-2015) and one year of flat net flows (2016). Finally, the valuation case for the asset class remains strong, particularly relative to developed markets, following the significant underperformance over the last six years.

Phil Langham

Senior Portfolio Manager, Emerging Market Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Funds invest in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Funds may invest may default on the payment of interest or principal on the securities when due, which could cause the Funds to lose money. These risks are described more fully in the prospectus.

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LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

Earnings growth is not representative of the Fund’s future performance.

Comments relating to performance contributors and detractors exclude fair value adjustments, if any, made to Fund holdings.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

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LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Dear Shareholder:

Market Review

The year ended March 31, 2017 witnessed a number of significant macro-political events such as the UK’s Brexit vote and the U.S. Presidential election, which had a substantial effect on markets, or perhaps more correctly, amplified trends already being witnessed. It has been clear that the growth picture had been improving globally for some time, most markedly in the U.S., but also in Europe and in emerging markets (EM).

The election of U.S. President Trump in November with the promise of lower taxes, a financial reform agenda and sizeable infrastructure spending provided the necessary optimism to see the lowest-rated, cheapest names in the Financials, Energy and Materials sectors rally very strongly – even those not domiciled in the U.S. These were generally names that do not fit our investment criteria, being some of the poorest businesses in industries such as banking and mining where innovation and competitive advantage are hard to discern. That said, the market impact of this junk rally was large and not holding these names was detrimental to returns.

This rally had largely abated by period end with investors again turning their attention to company fundamentals and discerning between high and low quality franchises, however its impact on Fund returns must be acknowledged.

Portfolio Review – RBC Global Opportunities Fund

For the twelve-months ended March 31, 2017, the RBC Global Opportunities Fund (Class I) returned 12.58% versus the Fund’s benchmark, the MSCI All Country World Index, which returned 15.04% for the same period. Stock selection in the Financials and Information Technology sectors were the biggest detractors as, what we believe to be, the higher quality names we prefer underperformed their lower rated peers. Consumer Staples holdings were also a negative as the U.S. Federal Reserve’s tightening program and the emergence of growth saw many so called ‘bond proxies’ suffer.

The biggest detractor from returns was Denmark-based pharmaceutical Novo Nordisk, which experienced some issues with its U.S. strategy as well as some senior staff turnover. As a result, the Fund eliminated the position. Anglo-Irish gaming company Paddy Power was the second biggest detractor as the benefits to the consumer of the company’s combined offering with recent merger partner Betfair had yet to be reflected in results. U.S. relationship bank First Republic was the biggest positive, in our view this high quality franchise performed very strongly over the period. U.S. onshore oil company EOG Resources was the second largest contributor. In a period of volatility for oil prices the company’s flexibility and technology enabled it to act as a nimble marginal supplier.

Portfolio Review – RBC International Opportunities Fund

For the twelve-months ended March 31, 2017, the RBC International Opportunities Fund (Class I) returned 2.85% versus the Fund’s benchmark, the MSCI All Country World Index (ex USA), which returned 13.13% for the same period. Stock selection in the Financials and Materials sectors were the biggest detractors as, what we believe to be, our higher quality names we prefer underperformed their lower rated peers. Consumer Staples holdings were also a negative as the emergence of growth saw many so called ‘bond proxies’ suffer. Health Care allocations were also a negative.

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LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

The biggest detractor from returns was Philippines domiciled manufacturer of snack foods, Universal Robina, whereby a 2016 product recall in new market Vietnam was still impacting results. Denmark pharmaceutical Novo Nordisk was the second largest detractor, the company experiencing some issues with its U.S. strategy as well as some senior staff turnover. Japanese manufacturer of precision motors, Nidec, was the largest contributor as the company continued to execute well, with Netherlands-based semi-conductor innovator, ASML, the second biggest contributor on continued strong demand from chipmakers for its technology.

Outlook

In a period where we have witnessed very strong total returns, it is not universally clear what has been driving this strong performance in equity markets. Certainly investors are anticipating good news ahead and there are some signs from the data that this may be justified. Clearly the growth outlook is improving, although we are unsure if this will be enough to sustain market returns at similar levels in coming quarters.

Why? There are some obvious roadblocks ahead: it is unlikely that the Trump administration will be able to legislate as radically or as quickly as initially thought; China has still to grapple with loose money supply and the ongoing property bubble; and Europe is veiled in political uncertainty with critical elections on the horizon in France and Germany alongside negotiations for the UK’s exit from the European Union.

As always the RBC Global Equity team attempts to navigate this uncertain backdrop by committing our clients’ capital only to those companies that we deem to be potential future success stories. We are constantly searching for compelling long-term opportunities at the right valuations whilst avoiding those businesses that we believe are overvalued or optically cheap but fundamentally flawed.

Habib Subjally

Senior Portfolio Manager, Global Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Funds invest in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Funds may invest may default on the payment of interest or principal on the securities when due, which could cause the Funds to lose money. These risks are described more fully in the prospectus.

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LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Earnings growth is not representative of the Fund’s future performance.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for RBC Funds. The Funds are sub-advised by RBC Global Asset Management (UK) Limited. The RBC Funds are distributed by Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

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PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor and RBC Global Asset Management (UK) Limited (“RBC GAM (UK)”) serves as the investment sub-advisor to the Funds and is responsible for the overall management of the Funds’ portfolios. The individual primarily responsible for the day-to-day management of the Funds’ portfolios is set forth below.

Philippe Langham

Senior Portfolio Manager and Head of Emerging Market Equities

Philippe Langham is Head of Emerging Market Equities at RBC GAM (UK) and is responsible for portfolio management of RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund. Philippe joined RBC GAM (UK) in November 2009 from Societe Generale Asset Management, where he was Head of Global Emerging Markets. He was previously Director and Head of Emerging Markets and Asia at Credit Suisse in Zurich. Prior to that, he managed Global Emerging Markets, Asian, Latin American and U.S. portfolios for nine years at the Kuwait Investment Office. Philippe holds a BSc in economics from the University of Manchester in England and is a Chartered Accountant.

Habib Subjally

Senior Portfolio Manager and Head of Global Equities

Habib Subjally is Head of Global Equities at RBC GAM (UK) and is responsible for portfolio management of RBC Global Opportunities Fund and RBC International Opportunities Fund. Prior to joining RBC GAM (UK) in 2014, Habib held various leadership and portfolio management positions at Credit Suisse, Invesco and Merrill Lynch Investment Managers, and also worked at Ernst & Young. He holds a BSc (Hons) from the London School of Economics and holds Chartered Accountant and ASIP designations.

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PERFORMANCE SUMMARY

						Net		Gross
					Since	Expense		Expense
	1 Year		3 Year		Inception(a)	Ratio(1)(2)		Ratio(1)(2)
Average Annual Total Returns as of March 31, 2017 (Unaudited)

RBC Emerging Markets Equity Fund
Class A
- Including Maximum Sales Charge of 5.75%	5.94%		2.20%		2.63%
- At Net Asset Value	12.42%		4.23%		4.50%	0.98%		1.80%

Class I	12.56%		4.42%		4.70%	0.73%		1.30%

Class R6	12.65	%(a)	4.67	%(a)	4.97%	0.73	%(3)	1.28	%(3)

MSCI Emerging Markets Net Index (b)	17.22%		1.18%		1.40%

RBC Emerging Markets Small Cap Equity Fund
Class A
- Including Maximum Sales Charge of 5.75%	6.73%		0.23%		1.32%
- At Net Asset Value	13.24%		2.22%		3.17%	1.85%		5.02%

Class I	13.53%		2.50%		3.43%	1.60%		4.76%

MSCI Emerging Markets Small Cap Net Index (b)	14.49%		1.66%		3.28%

RBC Global Opportunities Fund

Class I	12.58%		N/A		6.35%	1.05%		3.26%

Class R6	12.59	%(a)	N/A		6.38%	1.00	%(3)	77.25	%(3)

MSCI ACWI Index (b)	15.04%		N/A		4.44%

RBC International Opportunities Fund

Class I	2.85%		N/A		-0.33%	1.00%		1.84%

Class R6	2.93	%(a)	N/A		-0.27%	0.95	%(3)	77.08	%(3)

MSCI ACWI ex US Index (b)	13.13%		N/A		1.36%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us.

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PERFORMANCE SUMMARY

(1)	The Funds’ expenses reflect actual expenses for the most recent fiscal year ended March 31, 2017, except for RBC Emerging Markets Equity Fund, RBC Global Opportunities Fund and RBC International Opportunities Fund Class R6, which is for the period November 22, 2016 (commencement of operations) to March 31, 2017.
(2)	The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until July 31, 2018 (December 31, 2017 for RBC Emerging Markets Equity Fund).
(3)	Annualized.
(a)	The since inception date (commencement of operations) is December 20, 2013 for RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund for Class A and Class I shares and November 22, 2016 for Class R6 shares and December 3, 2014 for RBC Global Opportunities Fund and RBC International Opportunities Fund for Class I shares and November 22, 2016 for Class R6 shares. The performance in the table for Class R6 shares prior to November 22, 2016 reflects the performance of the Class I shares since the Fund’s inception, adjusted to reflect the fees and expenses of Class R6 shares.
(b)	Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

The MSCI Emerging Markets Small Cap Net Index includes small cap representation across 21 emerging markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country.

The MSCI All Country World (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI All Country World (“ACWI”) ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US.

9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Equity Fund

Investment Strategy

Seeks to provide long-term capital growth by investing at least 80% of its assets in equity securities and/or investments that provide exposure to equity securities of issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

Performance

For the twelve-month period ended March 31, 2017, the Fund had an annualized total return of 12.56% (Class I). That compares to an annualized total return of 17.22% for the MSCI Emerging Markets Net Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	● Strong stock selection in South Africa added to relative returns. ● At the sector level, stock selection in Consumer Staples, Consumer Discretionary, and Materials added to overall performance.

Factors That Detracted From Relative Returns

●    Asset allocation was the greatest detractor to relative performance, notably the Fund’s underweight position in the
 Energy sector and overweight position in Health Care.

●    Stock selection in the Information Technology sector detracted from returns.

●    At the country level, stock selection (specifically Dr. Reddy’s Laboratories Ltd.) in India detracted from returns.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Net Index				Benchmark
				Asset Allocation as of 3/31/17 (% of Fund’s investments) & Top Five Industries as of 3/31/17 (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 5.57% of investments.
Housing Development Finance Corp. Ltd.	4.82%	Unilever Plc	3.14%	Top Ten Holdings (excluding investment companies) as of 3/31/17 (% of Fund’s net assets)
Naspers Ltd. - N Shares	4.22%	Antofagasta Plc	2.92%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.02%	Banco Bradesco SA ADR	2.85%
AIA Group Ltd.	3.30%	Samsung Electronics Co. Ltd., Preferred	2.79%
Dr. Reddy’s Laboratories Ltd. ADR	3.19%	SM Investments Corp.	2.77%

*A listing of all portfolio holdings can be found beginning on page 18.
				Growth of $250,000 Initial Investment Since Inception (12/20/13)

The graph reflects an initial investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2017 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Small Cap Equity Fund

Investment Strategy

Seeks to provide long-term total capital growth by investing at least 80% of its assets in equity securities of smaller companies and/or investments that provide exposure to equity securities of small issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

Performance

For the twelve-month period ended March 31, 2017, the Fund had an annualized total return of 13.53% (Class I). That compares to an annualized total return of 14.49% for the MSCI Emerging Markets Small Cap Net Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●    Strong stock selection, particularly in the Industrials sector, contributed to relative performance.

●    At the country level, an underweight position in Korea, overweight position in India, and strong stock selection in
 United Arab Emirates added to performance.

Factors That Detracted From Relative Returns	● Stock selection in China/Hong Kong, Chile, and Brazil detracted from performance. ● Asset allocation and stock selection in Taiwan detracted from performance.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Small Cap Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Small Cap Net Index				Benchmark
				Asset Allocation as of 3/31/17 (% of Fund’s investments) & Top Five Industries as of 3/31/17 (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 1.15% of investments.
Delta Electronics Thailand Public Co. Ltd. - FOR	3.69%	Godrej Industries Ltd.	2.93%	Top Ten Holdings (excluding investment companies) as of 3/31/17 (% of Fund’s net assets)
Tube Investments of India Ltd.	3.50%	MC Group Public Co. Ltd. - FOR	2.84%
Marico Ltd.	3.20%	Samsonite International SA	2.77%
Aeon Thana Sinsap Thailand Public Co. Ltd. NVDR	3.05%	DGB Financial Group, Inc.	2.77%
Indraprastha Gas Ltd.	3.02%	Standard Foods Corp.	2.69%

*A listing of all portfolio holdings can be found beginning on page 22.
				Growth of $250,000 Initial Investment Since Inception (12/20/13)

The graph reflects an initial investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2017 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Global Opportunities Fund

Investment Strategy	Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets.

Performance

For the twelve-month period ended March 31, 2017, the Fund had an annualized total return of 12.58% (Class I). That compares to an annualized total return of 15.04% for the MSCI All Country World Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

Overall stock selection in the Industrials sector was positive. At a Fund level, stocks that contributed most strongly were:

●    U.S. relationship bank, First Republic Bank, the biggest positive, with its high quality franchise performing very strongly over the period.

●    U.S. onshore oil company, EOG Resources, Inc., was the second largest contributor. In a period of volatility for oil prices the company’s flexibility and technology enabled it to act as a nimble marginal supplier.

Factors That Detracted From Relative Returns

Stock selection in the Financials and Information Technology sectors were the biggest detractors, and Consumer Staples holdings were also a negative. In terms of specific stocks:

●    Denmark-based pharmaceutical Novo Nordisk experienced some issues with its U.S. strategy as well as some senior staff turnover. The position has since been eliminated.

●    Anglo-Irish gaming company, Paddy Power Betfair Plc, also detracted as the benefits to the consumer from the company’s combined offering with recent merger partner Betfair had yet to be reflected in results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Global Opportunities Fund
Long-term growth of capital.						Investment Objective
MSCI ACWI Index						Benchmark
Asset Allocation as of 3/31/17 (% of Fund’s investments) & Top Five Industries as of 3/31/17 (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 1.15% of investments.
HDFC Bank Ltd. ADR First Republic Bank Estee Lauder Cos., Inc. (The), Class A Fortive Corp. EOG Resources, Inc.	4.23 3.96 3.83 3.77 3.70	% % % % %	UnitedHealth Group, Inc. Intuit, Inc. TJX Cos., Inc. (The) Activision Blizzard, Inc. Blackstone Group LP (The) - MLP	3.69 3.69 3.56 3.44 3.42	% % % % %	Top Ten Holdings (excluding investment companies) as of 3/31/17 (% of Fund’s net assets)

*A listing of all portfolio holdings can be found beginning on page 27.
Growth of $250,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $250,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2017 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC International Opportunities Fund
Investment Strategy

Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets, excluding the United States.

Performance

For the twelve-month period ended March 31, 2017, the Fund had an annualized total return of 2.85% (Class I). That compares to an annualized total return of 13.13% for the MSCI All Country World Index (ex USA), the Fund’s primary benchmark.

Factors That Made Positive Contributions

Industrials sector allocations were a positive whilst the biggest relative contributors at a stock level were:

●    Japanese manufacturer of precision motors, Nidec Corp., as the company continues to execute well, and

●    Netherlands-based semi-conductor innovator, ASML Holding NV, which had continued strong demand from chipmakers for its technology.

Factors That Detracted From Relative Returns

Stock selection in the Financials and Materials sectors were the biggest detractors. Consumer holdings were also a negative as were the Fund’s Health Care allocations.

●    At an individual stock level the biggest detractor from returns was Philippines domiciled manufacturer of snack foods, Universal Robina Corp., whereby a 2016 product recall in new market Vietnam was still impacting results.

●    Denmark pharmaceutical, Novo Nordisk, was the second largest detractor, with the company experiencing some issues with its U.S. strategy as well as some senior staff turnover.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

16

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC International Opportunities Fund
Long-term growth of capital.				Investment Objective
MSCI ACWI ex US Index				Benchmark
\				Asset Allocation as of 3/31/17 (% of Fund’s investments) & Top Five Industries as of 3/31/17 (% of Fund’s net assets)
*Includes U.S. dollar denominated cash equivalent investments representing 2.22% of investments.

HDFC Bank Ltd. ADR	4.69%	Naspers Ltd., N Shares	4.31%	Top Ten Holdings (excluding investment companies) as of 3/31/17 (% of Fund’s net assets)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.68%	ASML Holding NV	4.09%
Pernod Ricard SA	4.48%	Anheuser-Busch InBev NV	4.01%
Deutsche Post AG	4.48%	Safran SA	3.85%
Roche Holding AG	4.45%	AIA Group Ltd.	3.82%

*A listing of all portfolio holdings can be found beginning on page 30.
				Growth of $250,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $250,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2017 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

17

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund

March 31, 2017

Shares		Value

Common Stocks — 90.67%
Brazil — 6.38%
703,000	Banco Bradesco SA ADR	$7,198,720
379,800	Natura Cosmeticos SA	3,535,224
309,400	TOTVS SA	2,756,394
470,300	WEG SA	2,616,951

		16,107,289

Chile — 4.67%
706,273	Antofagasta Plc	7,373,927
262,633	Cia Cervecerias Unidas SA	3,310,798
413,690	Quinenco SA	1,086,455

		11,771,180

China — 17.81%
1,320,000	AIA Group Ltd.	8,331,784
51,150	Alibaba Group Holding Ltd. ADR*	5,515,505
19,990	Baidu, Inc. ADR*	3,448,675
1,122,600	China Merchants Port Holdings Co. Ltd.	3,288,147
534,000	China Mobile Ltd.	5,872,667
800,000	China Resources Land Ltd.	2,163,719
1,606,613	Fuyao Glass Industry Group Co. Ltd. - Series A	5,271,892
899,845	Hangzhou Hikvision Digital Technology Co. Ltd.	4,166,478
1,282,700	Samsonite International SA	4,672,746
969,923	Weifu High-Technology Group Co. Ltd. - Series B	2,209,824

		44,941,437

India — 12.95%
142,906	Cummins India Ltd.	2,089,594
200,400	Dr. Reddy’s Laboratories Ltd. ADR	8,046,060
232,256	HCL Technologies Ltd.	3,128,591
49,288	Hero MotoCorp Ltd.	2,445,829
525,505	Housing Development Finance Corp. Ltd.	12,157,770
304,900	Infosys Ltd. ADR	4,817,420

		32,685,264

Indonesia — 3.01%
3,381,300	Bank Central Asia Tbk PT	4,198,388
29,266,400	Kalbe Farma Tbk PT	3,382,184

		7,580,572

Jordan — 1.35%
137,420	Hikma Pharmaceuticals Plc	3,413,402

Korea — 7.09%
11,072	Amorepacific Corp.	2,779,326
262,015	Hanon Systems	2,175,820

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2017

Shares		Value

2,576	Samsung Electronics Co. Ltd.	$4,740,910
8,313	Samsung Fire & Marine Insurance Co. Ltd.	1,993,079
148,987	Shinhan Financial Group Co. Ltd.	6,207,854

		17,896,989

Malaysia — 1.18%
632,400	Axiata Group Berhad	723,033
500,000	Public Bank Berhad	2,247,742

		2,970,775

Mexico — 1.20%
1,391,700	Kimberly-Clark de Mexico SAB de CV - Series A	3,021,678

Nigeria — 0.31%
9,689,440	Guaranty Trust Bank Plc	786,857

Peru — 2.34%
36,200	Credicorp Ltd.	5,911,460

Philippines — 2.77%
503,080	SM Investments Corp.	6,986,463

Russia — 1.08%
71,315	Magnit OJSC GDR	2,724,233

South Africa — 10.40%
512,994	Clicks Group Ltd.	4,887,046
1,265,695	FirstRand Ltd.	4,379,406
205,536	Mondi Ltd.	4,902,549
118,767	Mr. Price Group Ltd.	1,413,708
61,846	Naspers Ltd. - N Shares	10,656,828

		26,239,537

Taiwan — 9.38%
488,000	Giant Manufacturing Co. Ltd.	2,887,950
330,000	MediaTek, Inc.	2,338,301
1,862,702	Standard Foods Corp.	4,628,936
1,617,000	Taiwan Semiconductor Manufacturing Co. Ltd.	10,139,613

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2017

Shares		Value

1,956,468	Uni-President Enterprises Corp.	$3,667,876

		23,662,676

Thailand — 3.00%
1,459,100	Central Pattana Public Co. Ltd. - FOR	2,409,965
2,023,000	Delta Electronics Public Co. Ltd. - FOR	5,150,660

		7,560,625

Turkey — 1.75%
2,637,041	Enka Insaat ve Sanayi AS	4,425,351

United Arab Emirates — 0.86%
3,000,019	Emaar Malls PJSC	2,158,668

United Kingdom — 3.14%
160,555	Unilever Plc	7,919,718

Total Common Stocks (Cost $208,222,101)		228,764,174

Preferred Stocks — 3.64%
Korea — 3.64%
4,911	Samsung Electronics Co. Ltd.	7,034,468
13,547	Samsung Fire & Marine Insurance Co. Ltd.	2,161,521

Total Preferred Stocks (Cost $7,326,402)		9,195,989

20

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Equity Fund (cont.)

March 31, 2017

Shares		Value

Investment Company — 5.56%
14,033,618	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Shares	$14,033,618

Total Investment Company (Cost $14,033,618)		14,033,618

Total Investments (Cost $229,582,121)(a) — 99.87%		$251,993,781

Other assets in excess of liabilities — 0.13%		315,894

NET ASSETS — 100.00%		$252,309,675

*	Non-income producing security.
(a)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Restrictions

GDR - Global Depositary Receipt

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	22.03%
Information Technology	21.10%
Consumer Staples	14.46%
Consumer Discretionary	12.57%
Industrials	8.12%
Health Care	5.88%
Materials	4.87%
Real Estate	2.67%
Telecom Services	2.61%
Other*	5.69%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions and accrued expenses payable.

See Notes to Financial Statements.

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund

March 31, 2017

Shares		Value

Common Stocks — 95.05%
Brazil — 7.42%
27,400	Duratex SA	$80,696
17,000	Mahle-Metal Leve SA	117,457
9,000	Natura Cosmeticos SA	83,773
6,600	TOTVS SA	58,798
6,150	Wilson Sons Ltd. BDR	69,739

		410,463

Chile — 6.29%
90,633	Inversiones Aguas Metropolitanas SA	142,774
40,682	Parque Arauco SA	107,766
56,508	SONDA SA	97,461

		348,001

China — 5.13%
1,000	Asia Satellite Telecommunications Holdings Ltd.*	1,234
230,000	China Bluechemical Ltd., Class H	74,070
118,900	Luthai Textile Co. Ltd., B Shares	140,928
34,000	Vitasoy International Holdings Ltd.	67,587

		283,819

Egypt — 1.60%
7,553	Edita Food Industries SAE GDR	52,795
11,333	Integrated Diagnostics Holdings Plc(a)	35,699

		88,494

Hong Kong — 2.93%
18,000	HKBN Ltd.	20,101
119,405	Public Financial Holdings Ltd.	55,168
28,500	Stella International Holdings Ltd.	47,085
137,000	Tao Heung Holdings Ltd.	39,663

		162,017

India — 20.44%
4,005	Bajaj Holdings & Investment Ltd.	133,462
8,431	Cummins India Ltd.	123,279
2,688	eClerx Services Ltd.	58,365
20,847	Godrej Industries Ltd.*	162,215
10,691	Indraprastha Gas Ltd.	167,106
38,993	Marico Ltd.	177,083
4,637	Sundaram Finance Ltd.	115,312
20,024	Tube Investments of India Ltd.	193,535

		1,130,357

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2017

Shares		Value
Indonesia — 4.57%
2,092,300	Ace Hardware Indonesia Tbk PT	$129,493
326,500	Acset Indonusa Tbk PT	66,449
698,100	Selamat Sempurna Tbk PT	56,839

		252,781

Korea — 7.49%
422	Cuckoo Electronics Co. Ltd.	50,022
15,808	DGB Financial Group, Inc.	153,250
1,581	Koh Young Technology, Inc.	72,508
6,850	Macquarie Korea Infrastructure Fund	50,962
104	Medy-Tox, Inc.	43,057
948	Youngone Holdings Co. Ltd.	44,549

		414,348

Malaysia — 1.93%
110,700	Bermaz Auto Berhad	50,057
14,800	LPI Capital Berhad	56,840

		106,897

Mexico — 3.18%
60,800	Corp. Inmobiliaria Vesta SAB de CV	84,369
44,100	Grupo Herdez SAB de CV	91,393

		175,762

Nigeria — 0.50%
341,982	Guaranty Trust Bank Plc	27,772

Philippines — 3.97%
237,950	Century Pacific Food, Inc.	80,132
34,700	Security Bank Corp.	139,677

		219,809

South Africa — 6.08%
2,767	Cashbuild Ltd.	77,171
7,166	Clicks Group Ltd.	68,267
8,539	Hyprop Investments Ltd. REIT	77,996
14,573	Oceana Group Ltd.	112,998

		336,432

Taiwan — 11.18%
37,000	Chroma ATE, Inc.	112,072
16,000	Giant Manufacturing Co. Ltd.	94,687
5,000	Ginko International Co. Ltd.	45,806
19,800	Pacific Hospital Supply Co. Ltd.	52,802
2,500	Poya International Co. Ltd.	29,409

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2017

Shares		Value
59,776	Standard Foods Corp.	$148,547
48,000	Wistron NeWeb Corp.	134,946

		618,269

Thailand — 9.57%
56,200	Aeon Thana Sinsap Thailand Public Co. Ltd. NVDR	168,462
80,100	Delta Electronics Thailand Public Co. Ltd. - FOR	203,939
262,000	MC Group Public Co. Ltd. - FOR	157,039

		529,440

United States — 2.77%
42,100	Samsonite International SA	153,366

Total Common Stocks (Cost $4,975,033)		5,258,027

Equity Linked Securities — 2.56%
Luxembourg — 2.56%
105,195	Aramex PJSC	141,487

Total Equity Linked Securities (Cost $93,978)		141,487

Preferred Stocks — 2.26%
Korea — 2.26%
835	Amorepacific Corp.	124,701

Philippines — 0.00%
58,000	Security Bank Corp.(b)	116

Total Preferred Stocks (Cost $60,306)		124,817

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2017

Shares		Value
Investment Company — 1.16%
64,460	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Shares	$64,460

Total Investment Company (Cost $64,460)		64,460

Total Investments (Cost $5,193,777)(c) — 101.03%		$5,588,791

Liabilities in excess of other assets — (1.03)%		(56,970)

NET ASSETS — 100.00%		$5,531,821

*	Non-income producing security.
(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(c)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

BDR - Brazilian Depositary Receipt

FOR - Foreign Ownership Restrictions

GDR - Global Depositary Receipt

NVDR - Non-Voting Depository Receipt

REIT - Real Estate Investment Trust

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2017

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Consumer Discretionary	24.97%
Consumer Staples	18.21%
Financials	16.29%
Industrials	10.93%
Information Technology	9.66%
Materials	5.73%
Utilities	5.60%
Real Estate	4.88%
Health Care	3.21%
Telecom Services	0.39%
Other*	0.13%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to Financial Statements.

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund

March 31, 2017

Shares		Value
Common Stocks — 95.76%
Belgium — 2.66%
1,724	Anheuser-Busch InBev NV	$188,908

France — 2.69%
1,619	Pernod Ricard SA	191,400

Germany — 3.21%
6,680	Deutsche Post AG	228,614

Hong Kong — 1.06%
12,000	AIA Group Ltd.	75,744

India — 4.23%
4,000	HDFC Bank Ltd. ADR	300,880

Ireland — 2.26%
1,490	Paddy Power Betfair Plc	160,653

Japan — 3.42%
6,000	Kubota Corp.	90,441
1,600	Nidec Corp.	152,807

		243,248

Netherlands — 4.26%
1,325	ASML Holding NV	175,819
1,100	Core Laboratories NV	127,072

		302,891

South Africa — 2.93%
1,208	Naspers Ltd., N Shares	208,153

Switzerland — 3.26%
907	Roche Holding AG	231,951

Taiwan — 3.05%
6,600	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	216,744

United Kingdom — 4.93%
4,583	InterContinental Hotels Group Plc	224,470
9,457	St. James’s Place Plc	125,881

		350,351

United States — 57.80%
4,900	Activision Blizzard, Inc.	244,314
278	Alphabet Inc., Class A*	235,688
230	Amazon.com, Inc.*	203,904

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund (cont.)

March 31, 2017

Shares		Value
8,200	Blackstone Group LP (The) - MLP	$243,540
6,000	CF Industries Holdings, Inc.	176,100
2,000	Citigroup, Inc.	119,640
2,800	Danaher Corp.	239,484
2,700	EOG Resources, Inc.	263,385
3,212	Estee Lauder Cos., Inc. (The), Class A	272,346
3,000	First Republic Bank	281,430
4,450	Fortive Corp.	267,979
1,731	Gartner Inc.*	186,931
2,262	Intuit, Inc.	262,369
1,700	Kite Pharma, Inc.*	133,433
600	MarketAxess Holdings, Inc.	112,494
1,000	Occidental Petroleum Corp.	63,360
1,100	Sempra Energy	121,550
900	SVB Financial Group*	167,481
3,200	TJX Cos., Inc. (The)	253,056
1,600	UnitedHealth Group, Inc.	262,416

		4,110,900

Total Common Stocks (Cost $5,896,741)		6,810,437

Investment Company — 1.11%
79,091	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Shares	79,091

Total Investment Company (Cost $79,091)		79,091

Total Investments (Cost $5,975,832)(a) — 96.87%		$6,889,528

Other assets in excess of liabilities — 3.13%		222,917

NET ASSETS — 100.00%		$7,112,445

*	Non-income producing security.
(a)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Global Opportunities Fund (cont.)

March 31, 2017

Abbreviations used are defined below:

ADR - American Depositary Receipt

MLP - Master Limited Partnership

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	20.06%
Information Technology	18.59%
Consumer Discretionary	14.77%
Industrials	13.77%
Consumer Staples	9.18%
Health Care	8.82%
Energy	6.38%
Materials	2.48%
Utilities	1.71%
Other*	4.24%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions and accrued expenses payable.

See Notes to Financial Statements.

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund

March 31, 2017

Shares		Value
Common Stocks — 98.74%
Australia — 5.66%
43,912	Amcor Ltd.	$505,093
166,522	Oil Search Ltd.	918,111

		1,423,204

Belgium — 4.01%
9,198	Anheuser-Busch InBev NV	1,007,876

Canada — 4.30%
19,245	Enbridge, Inc.	806,210
23,500	Encana Corp.	275,317

		1,081,527

Denmark — 1.76%
12,900	Novo Nordisk A/S	442,972

France — 9.82%
3,276	Air Liquide SA	374,051
9,542	Pernod Ricard SA	1,128,066
12,983	Safran SA	968,975

		2,471,092

Germany — 4.48%
32,901	Deutsche Post AG	1,125,992

Hong Kong — 3.82%
152,200	AIA Group Ltd.	960,680

India — 4.69%
15,683	HDFC Bank Ltd. ADR	1,179,675

Ireland — 4.00%
8,668	CRH Plc	305,454
6,497	Paddy Power Betfair Plc	700,512

		1,005,966

Japan — 13.95%
42,000	Astellas Pharma, Inc.	553,935
17,600	Komatsu Ltd.	461,002
46,100	Kubota Corp.	694,887
7,700	Nidec Corp.	735,385
6,300	Oriental Land Co. Ltd.	362,155
86,000	Tokyo Gas Co. Ltd.	392,771
5,700	Toyota Motor Corp.	309,384

		3,509,519

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund (cont.)

March 31, 2017

Shares		Value

Korea — 1.18%
1,125	LG Chem Ltd.	$295,806

Netherlands — 5.63%
7,752	ASML Holding NV	1,028,638
25,628	Ing Groep NV	387,093

		1,415,731

Philippines — 3.07%
236,800	Universal Robina Corp.	771,598

South Africa — 4.31%
6,297	Naspers Ltd., N Shares	1,085,051

Switzerland — 10.65%
1,416	Partners Group Holding AG	760,977
4,375	Roche Holding AG	1,118,835
50,036	UBS Group AG	799,806

		2,679,618

Taiwan — 4.67%
35,818	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,176,263

Thailand — 1.98%
90,600	Kasikornbank Pcl	498,490

United Kingdom — 10.76%
19,498	Intercontinental Hotels Group Plc	954,989
639,550	Lloyds Banking Group Plc	531,900
19,043	Royal Dutch Shell Plc, B Shares	523,480
52,404	St. James’s Place Plc	697,545

		2,707,914

Total Common Stocks (Cost $23,650,903)		24,838,974

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC International Opportunities Fund (cont.)

March 31, 2017

Shares		Value
Investment Company — 2.24%
564,349	Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Shares	$564,349

Total Investment Company (Cost $564,349)		564,349

Total Investments (Cost $24,215,252)(a) — 100.98%		$25,403,323

Liabilities in excess of other assets — (0.98)%		(247,154)

NET ASSETS — 100.00%		$25,156,169

(a)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	23.12%
Industrials	19.07%
Consumer Discretionary	13.56%
Consumer Staples	11.56%
Energy	10.03%
Information Technology	8.77%
Health Care	8.41%
Materials	2.66%
Utilities	1.56%
Other*	1.26%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to Financial Statements.

32

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2017

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Global Opportunities Fund	International Opportunities Fund
Assets:
Investments, at value (cost $229,582,121, $5,193,777, $5,975,832 and $24,215,252, respectively)	$251,993,781	$5,588,791	$6,889,528	$25,403,323
Cash	1,802	—	—	8
Foreign currency, at value (cost $19, $3,598, $11 and $3,813, respectively)	19	3,620	11	3,833
Interest and dividends receivable	651,529	21,412	8,167	46,559
Receivable from advisor	—	6,045	10,542	3,399
Receivable for Fund shares sold	7,961,869	—	250,000	66,000
Receivable for investments sold	481,512	20,763	92,356	284,399
Prepaid expenses	25,391	19,025	10,991	11,985

Total Assets	261,115,903	5,659,656	7,261,595	25,819,506

Liabilities:
Cash overdraft	—	10	9	—
Foreign withholding tax payable	324,168	42,465	—	—
Payable for capital shares redeemed	3,162	—	—	—
Payable for investments purchased	8,314,020	32,803	113,285	615,378
Accrued expenses and other payables:
Investment advisory fees	53,268	—	—	—
Accounting fees	4,690	3,677	3,683	3,763
Distribution fees	8,632	8,929	—	—
Custodian fees	33,000	5,149	1,881	6,436
Trustees’ fees	46	1	1	5
Shareholder reports	12,096	554	618	1,015
Audit fees	27,420	27,564	25,985	26,595
Transfer agent fees	19,696	1,267	1,334	6,264
Other	6,030	5,416	2,354	3,881

Total Liabilities	8,806,228	127,835	149,150	663,337

Net Assets	$252,309,675	$5,531,821	$7,112,445	$25,156,169

Net Assets Consist Of:
Capital	$231,076,877	$5,345,724	$6,324,845	$24,514,957
Undistributed/(distributions in excess of) net investment income	128,741	(109,854)	(170)	(20,373)
Accumulated net realized losses from investment and foreign currency transactions	(1,037,309)	(57,466)	(125,672)	(526,733)
Net unrealized appreciation/(depreciation) on investments and foreign currency transactions	22,141,366	353,417	913,442	1,188,318

Net Assets	$252,309,675	$5,531,821	$7,112,445	$25,156,169

See Notes to Financial Statements.

33

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2017

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Global Opportunities Fund	International Opportunities Fund
Net Assets:
Class A	$5,114,839	$2,625,269	N/A	N/A
Class I	223,970,601	2,906,552	$7,101,510	$25,145,473
Class R6	23,224,235	N/A	10,935	10,696

Total	$252,309,675	$5,531,821	$7,112,445	$25,156,169

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	468,790	258,686	N/A	N/A
Class I	20,225,339	286,384	627,692	2,594,053
Class R6	2,087,353	N/A	960	1,098

Total	22,781,482	545,070	628,652	2,595,151

Net Asset Values and Redemption Prices Per Share:
Class A (a)	$10.91	$10.15	N/A	N/A

Class I	$11.07	$10.15	$11.31	$9.69

Class R6	$11.13	N/A	$11.39	$9.74

Maximum Offering Prices Per Share:
Class A	$11.58	$10.77	N/A	N/A

Maximum Sales Charge - Class A	5.75%	5.75%	N/A	N/A

(a) For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See Notes to Financial Statements.

34

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended March 31, 2017

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Global Opportunities Fund	International Opportunities Fund
Investment Income:
Dividend income	$2,905,002	$136,181	$102,165	$390,221
Foreign tax withholding	(312,330)	(13,721)	(4,991)	(35,019)

Total Investment Income	2,592,672	122,460	97,174	355,202

Expenses:
Investment advisory fees	1,296,163	62,977	48,714	142,679
Tax Expense	2,882	—	—	—
Distribution fees - Class A	7,105	6,172	—	—
Accounting fees	49,822	43,252	43,287	43,892
Audit fees	43,791	43,935	34,686	35,296
Legal fees	37,581	—	—	125
Custodian fees	97,126	21,483	6,499	24,929
Insurance fees	3,691	3,691	3,691	3,691
Trustees’ fees	7,256	285	318	911
Transfer agent fees - Class A	9,228	3,662	—	—
Transfer agent fees - Class I	99,133	3,719	3,991	16,520
Transfer agent fees - Class R6	2,821	—	2,774	2,774
Shareholder reports	45,956	1,170	1,365	4,030
Registration and filing fees	57,126	35,611	36,842	38,487
Other fees	24,998	20,158	7,232	17,830

Total expenses before fee waiver/reimbursement	1,784,679	246,115	189,399	331,164

Expenses waived/reimbursed by:
Advisor	(785,515)	(159,332)	(129,225)	(152,817)

Net Expenses	999,164	86,783	60,174	178,347

Net Investment Income	1,593,508	35,677	37,000	176,855

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(18,323)	9,018	(30,170)	(361,096)
Foreign currency transactions	(380,123)	(4,614)	(7,138)	(94,291)
Foreign tax	(6,866)	(4,693)	—	—

Net realized losses	(405,312)	(289)	(37,308)	(455,387)

Net change in unrealized appreciation/(depreciation) on:
Investments	20,562,239	664,168	719,614	1,303,809
Foreign currency transactions	55,835	997	(396)	(99)
Foreign deferred tax	(313,945)	(42,465)	—	—

Net unrealized gains	20,304,129	622,700	719,218	1,303,710

Change in net assets resulting from operations	$21,492,325	$658,088	$718,910	$1,025,178

See Notes to Financial Statements.

35

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Emerging Markets Equity Fund
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
From Investment Activities:
Operations:
Net investment income	$1,593,508	$179,859
Net realized losses from investments and foreign currency transactions	(405,312)	(518,560)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	20,304,129	1,317,870

Change in net assets resulting from operations	21,492,325	979,169

Distributions to Class A Shareholders:
From net investment income	(20,021)	(32,401)
From net realized gains from investment transactions	(10,581)	(11,199)
Distributions to Class I Shareholders:
From net investment income	(976,592)	(46,215)
From net realized gains from investment transactions	(454,934)	(161,444)
Distributions to Class R6 Shareholders:
From net investment income	(71,273)	—
From net realized gains from investment transactions	(77,763)	—

Change in net assets resulting from shareholder distributions	(1,611,164)	(251,259)

Capital Transactions:
Proceeds from shares issued	168,350,107	73,792,423
Distributions reinvested	1,290,708	199,469
Cost of shares redeemed	(15,002,769)	(3,795,706)

Change in net assets resulting from capital transactions	154,638,046	70,196,186

Net increase in net assets	174,519,207	70,924,096
Net Assets:
Beginning of year	77,790,468	6,866,372

End of year	$252,309,675	$77,790,468

Undistributed (distributions in excess of) net investment income	$128,741	$(12,720)

Share Transactions:
Issued	16,265,912	7,559,913
Reinvested	127,634	21,504
Redeemed	(1,432,507)	(385,062)

Change in shares resulting from capital transactions	14,961,039	7,196,355

See Notes to Financial Statements.

36

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
From Investment Activities:
Operations:
Net investment income	$35,677	$66,192
Net realized losses from investments and foreign currency transactions	(289)	(50,879)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	622,700	(558,151)

Change in net assets resulting from operations	658,088	(542,838)

Distributions to Class A Shareholders:
From net investment income	(99,845)	(5,032)
From net realized gains from investment transactions	—	(19,436)
Distributions to Class I Shareholders:
From net investment income	(106,882)	(11,302)
From net realized gains from investment transactions	—	(19,546)

Change in net assets resulting from shareholder distributions	(206,727)	(55,316)

Capital Transactions:
Proceeds from shares issued	317,698	21,662
Distributions reinvested	206,727	55,315
Cost of shares redeemed	(109,741)	(255,922)

Change in net assets resulting from capital transactions	414,684	(178,945)

Net increase (decrease) in net assets	866,045	(777,099)
Net Assets:
Beginning of year	4,665,776	5,442,875

End of year	$5,531,821	$4,665,776

Undistributed net investment income	$(109,854)	$48,423

Share Transactions:
Issued	34,795	2,355
Reinvested	22,217	6,286
Redeemed	(10,829)	(28,554)

Change in shares resulting from capital transactions	46,183	(19,913)

See Notes to Financial Statements.

37

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Global Opportunities Fund
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
From Investment Activities:
Operations:
Net investment income	$37,000	$24,925
Net realized losses from investments and foreign currency transactions	(37,308)	(86,249)
Net change in unrealized appreciation on investments and foreign currency transactions	719,218	33,979

Change in net assets resulting from operations	718,910	(27,345)

Distributions to Class I Shareholders:
From net investment income	(42,516)	(62,197)

Change in net assets resulting from shareholder distributions	(42,516)	(62,197)
Capital Transactions:
Proceeds from shares issued	1,207,391	69,951
Distributions reinvested	42,516	62,197
Cost of shares redeemed	(10,645)	(850)

Change in net assets resulting from capital transactions	1,239,262	131,298

Net increase in net assets	1,915,656	41,756
Net Assets:
Beginning of year	5,196,789	5,155,033

End of year	$7,112,445	$5,196,789

Undistributed net investment income	$(170)	$8,071

Share Transactions:
Issued	112,152	7,130
Reinvested	4,000	6,257
Redeemed	(1,007)	(81)

Change in shares resulting from capital transactions	115,145	13,306

See Notes to Financial Statements.

38

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	International Opportunities Fund
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
From Investment Activities:
Operations:
Net investment income	$176,855	$67,343
Net realized losses from investments and foreign currency transactions	(455,387)	(172,630)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	1,303,710	(224,851)

Change in net assets resulting from operations	1,025,178	(330,138)

Distributions to Class I Shareholders:
From net investment income	(110,936)	(97,891)
Distributions to Class R6 Shareholders:
From net investment income	(4)	—

Change in net assets resulting from shareholder distributions	(110,940)	(97,891)
Capital Transactions:
Proceeds from shares issued	18,913,370	505,607
Distributions reinvested	110,939	97,891
Cost of shares redeemed	(265,440)	(765)

Change in net assets resulting from capital transactions	18,758,869	602,733

Net increase in net assets	19,673,107	174,704
Net Assets:
Beginning of year	5,483,062	5,308,358

End of year	$25,156,169	$5,483,062

Undistributed net investment income	$(20,373)	$8,003

Share Transactions:
Issued	2,032,728	48,876
Reinvested	12,205	10,560
Redeemed	(29,014)	(74)

Change in shares resulting from capital transactions	2,015,919	59,362

See Notes to Financial Statements.

39

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$9.81	$10.99	$10.20	$10.00

Net investment income(b)	0.11	0.07	0.07	—
Realized and unrealized gains/(losses)	1.10	(1.11)	1.05	0.20

Total from investment activities	1.21	(1.04)	1.12	0.20

Distributions:
Net investment income	(0.07)	(0.10)	(0.22)	—
Realized gains	(0.04)	(0.04)	(0.11)	—

Total distributions	(0.11)	(0.14)	(0.33)	—

Net asset value, end of period	$10.91	$9.81	$10.99	$10.20

Total Return:*(c)	12.42%	(9.39)%	11.17%	2.00%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.98%	1.14%(e)	1.45%	1.45%(f)
Ratio of Net Investment Income to Average Net Assets	1.09%	0.71%	0.64%	0.04%(f)
Ratio of Expenses to Average Net Assets**	1.80%	2.74%	4.96%	8.77%(f)
Net assets, end of period (in thousands)	$5,115	$2,540	$2,849	$2,550
Portfolio turnover***	19%	19%	37%	11%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.975% of average daily net assets of Class A. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2016.
(f)	Annualized.

See Notes to Financial Statements.

40

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$9.95	$11.01	$10.21	$10.00

Net investment income(b)	0.12	0.06	0.09	0.01
Realized and unrealized gains/(losses)	1.12	(1.07)	1.05	0.20

Total from investment activities	1.24	(1.01)	1.14	0.21

Distributions:
Net investment income	(0.08)	(0.01)	(0.23)	—
Realized gains	(0.04)	(0.04)	(0.11)	—

Total distributions	(0.12)	(0.05)	(0.34)	—

Net asset value, end of period	$11.07	$9.95	$11.01	$10.21

Total Return:(c)	12.56%	(9.18)%	11.38%	2.10%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.73%	0.75%(e)	1.20%	1.20%(f)
Ratio of Net Investment Income to Average Net Assets	1.18%	0.62%	0.87%	0.29%(f)
Ratio of Expenses to Average Net Assets*	1.30%	1.89%	4.65%	8.52%(f)
Net assets, end of period (in thousands)	$223,971	$75,250	$4,017	$2,551
Portfolio turnover**	19%	19%	37%	11%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.725% of average daily net assets of Class I. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2016.
(f)	Annualized.

See Notes to Financial Statements.

41

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

For the Period Ended March 31, 2017(a)
Class R6
Per Share Operating Performance:
Net asset value, beginning of period	$10.08

Net investment income(b)	0.04
Realized and unrealized gains/(losses)	1.08

Total from investment activities	1.12

Distributions:
Net investment income	(0.03)
Realized gains	(0.04)

Total distributions	(0.07)

Net asset value, end of period	$11.13

Total Return:(c)	11.20%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.73%(e)
Ratio of Net Investment Income to Average Net Assets	0.95%(e)
Ratio of Expenses to Average Net Assets*	1.28%(e)
Net assets, end of period (in thousands)	$23,224
Portfolio turnover**	19%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

42

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$9.35	$10.49	$10.37	$10.00

Net investment income(b)	0.06	0.12	0.03	0.04
Realized and unrealized gains/(losses)	1.14	(1.16)	0.44	0.33

Total from investment activities	1.20	(1.04)	0.47	0.37

Distributions:
Net investment income	(0.40)	(0.02)	(0.20)	—
Realized gains	—	(0.08)	(0.15)	—

Total distributions	(0.40)	(0.10)	(0.35)	—

Net asset value, end of period	$10.15	$9.35	$10.49	$10.37

Total Return:*(c)	13.24%	(9.86)%	4.64%	3.70%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.85%	1.85%	1.85%	1.85%(e)
Ratio of Net Investment Income to Average Net Assets	0.57%	1.25%	0.31%	1.49%(e)
Ratio of Expenses to Average Net Assets**	5.02%	5.42%	5.58%	8.96%(e)
Net assets, end of period (in thousands)	$2,625	$2,319	$2,719	$2,592
Portfolio turnover***	38%	34%	32%	19%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

43

FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$9.35	$10.49	$10.37	$10.00

Net investment income(b)	0.08	0.14	0.06	0.05
Realized and unrealized gains/(losses)	1.15	(1.15)	0.44	0.32

Total from investment activities	1.23	(1.01)	0.50	0.37

Distributions:
Net investment income	(0.43)	(0.05)	(0.23)	—
Realized gains	—	(0.08)	(0.15)	—

Total distributions	(0.43)	(0.13)	(0.38)	—

Net asset value, end of period	$10.15	$9.35	$10.49	$10.37

Total Return:(c)	13.53%	(9.60)%	4.93%	3.70%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.60%	1.60%	1.60%	1.60%(e)
Ratio of Net Investment Income to Average Net Assets	0.84%	1.50%	0.56%	1.74%(e)
Ratio of Expenses to Average Net Assets*	4.76%	5.17%	5.32%	8.71%(e)
Net assets, end of period (in thousands)	$2,907	$2,347	$2,724	$2,594
Portfolio turnover**	38%	34%	32%	19%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 20, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

44

FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the period indicated)

	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Period Ended March 31, 2015(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.12	$10.31	$10.00

Net investment income(b)	0.07	0.05	0.01
Realized and unrealized gains/(losses)	1.20	(0.12)	0.30

Total from investment activities	1.27	(0.07)	0.31

Distributions:
Net investment income	(0.08)	(0.12)	— (c)

Total distributions	(0.08)	(0.12)	— (c)

Net asset value, end of period	$11.31	$10.12	$10.31

Total Return:(d)	12.58%	(0.63)%	3.13%(e)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.05%	1.05%	1.05%(f)
Ratio of Net Investment Income to Average Net Assets	0.65%	0.48%	0.19%(f)
Ratio of Expenses to Average Net Assets*	3.26%	3.97%	3.46%(f)
Net assets, end of period (in thousands)	$7,102	$5,197	$5,155
Portfolio turnover**	36%	34%	11%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

45

FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the period indicated)

	For the Period Ended March 31, 2017(a)
Class R6
Per Share Operating Performance:
Net asset value, beginning of period	$10.42

Net investment income(b)	—	(c)
Realized and unrealized gains/(losses)	0.97

Total from investment activities	0.97

Net asset value, end of period	$11.39

Total Return:(d)	9.31%(e)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.00%(f)
Ratio of Net Investment Income to Average Net Assets	0.10%(f)
Ratio of Expenses to Average Net Assets*	77.25%(f)
Net assets, end of period (in thousands)	$11
Portfolio turnover**		36%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

46

FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the period indicated)

	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Period Ended March 31, 2015(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$9.47	$10.21	$10.00

Net investment income(b)	0.09	0.12	0.02
Realized and unrealized gains/(losses)	0.18	(0.69)	0.19

Total from investment activities	0.27	(0.57)	0.21

Distributions:
Net investment income	(0.05)	(0.17)	— (c)

Total distributions	(0.05)	(0.17)	— (c)

Net asset value, end of period	$9.69	$9.47	$10.21

Total Return:(d)	2.85%	(5.52)%	2.12%(e)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.00%	1.00%	1.00%(f)
Ratio of Net Investment Income to Average Net Assets	0.99%	1.23%	0.59%(f)
Ratio of Expenses to Average Net Assets*	1.84%	3.92%	3.50%(f)
Net assets, end of period (in thousands)	$25,145	$5,483	$5,308
Portfolio turnover**	38%	35%	8%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

47

FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the period indicated)

For the Period Ended March 31, 2017(a)
Class R6
Per Share Operating Performance:
Net asset value, beginning of period	$9.11

Net investment income(b)	0.02
Realized and unrealized gains/(losses)	0.61

Total from investment activities	0.63

Distributions:
Net investment income	— (c)

Total distributions	— (c)

Net asset value, end of period	$9.74

Total Return:(d)	6.96%(e)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.95%(f)
Ratio of Net Investment Income to Average Net Assets	0.46%(f)
Ratio of Expenses to Average Net Assets*	77.08%(f)
Net assets, end of period (in thousands)	$11
Portfolio turnover**	38%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

48

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

1.Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 21 portfolios. This report includes the following four investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

- RBC Emerging Markets Small Cap Equity Fund (“Emerging Markets Small Cap Equity Fund”)

- RBC Global Opportunities Fund (“Global Opportunities Fund”)

- RBC International Opportunities Fund (“International Opportunities Fund”)

Emerging Markets Equity Fund offers three share classes: Class A, Class R6 (effective November 22, 2016) and Class I shares. Emerging Markets Small Cap Equity Fund offers two share classes: Class A and Class I shares. Global Opportunities Fund and International Opportunities Fund offer two share classes: Class I and Class R6 shares (effective November 22, 2016). Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and RBC Global Asset Management (UK) Limited (“RBC GAM (UK)” or “Sub-Advisor”) serves as the investment sub-advisor. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies:

Each Fund is an investment company that follows accounting and reporting guidelines under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms and amended certain existing rules and forms to modernize the reporting and disclosure of information by registered investment companies. In part, the rules amend Regulation S-X and will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that adoption of these amendments will have on the Funds’ financial statements and related disclosures.

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

49

NOTES TO FINANCIAL STATEMENTS

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will be generally categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of the NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

Many securities markets and exchanges outside of North American time zones close prior to the close of the NYSE; therefore, the closing prices for equity securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. The Funds have procedures in place to fair value foreign equity securities traded in countries outside North American time zones daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price. The Funds generally categorize such evaluated fair value prices as Level 2 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities. The Pricing Committee includes representatives of the Funds’ Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset

50

NOTES TO FINANCIAL STATEMENTS

value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

●  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

●  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

51

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of each Fund’s investments as of March 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Emerging Markets Equity Fund Investments in Securities
Common Stocks:
Brazil	$16,107,289	$—	$—	$16,107,289
Chile	4,397,253	7,373,927	—	11,771,180
China	8,964,180	35,977,257	—	44,941,437
India	12,863,480	19,821,784	—	32,685,264
Indonesia	—	7,580,572	—	7,580,572
Jordan	—	3,413,402	—	3,413,402
Korea	—	17,896,989	—	17,896,989
Malaysia	—	2,970,775	—	2,970,775
Mexico	3,021,678	—	—	3,021,678
Nigeria	—	786,857	—	786,857
Peru	5,911,460	—	—	5,911,460
Philippines	—	6,986,463	—	6,986,463
Russia	2,724,233	—	—	2,724,233
South Africa	—	26,239,537	—	26,239,537
Taiwan	—	23,662,676	—	23,662,676
Thailand	—	7,560,625	—	7,560,625
Turkey	—	4,425,351	—	4,425,351
United Arab Emirates	—	2,158,668	—	2,158,668
United Kingdom	—	7,919,718	—	7,919,718

Total Common Stocks	53,989,573	174,774,601	—	228,764,174
Preferred Stock
Korea	—	9,195,989	—	9,195,989
Investment Company	14,033,618	—	—	14,033,618

Total Investments	$68,023,191	$183,970,590	$—	$251,993,781

52

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Emerging Markets Small Cap Equity Fund Investments in Securities
Common Stocks:
Brazil	$410,463	$—	$—	$410,463
Chile	348,001	—	—	348,001
China	—	283,819	—	283,819
Egypt	88,494	—	—	88,494
Hong Kong	—	162,017	—	162,017
India	—	1,130,357		1,130,357
Indonesia	—	252,781	—	252,781
Korea	—	414,348	—	414,348
Malaysia	—	106,897	—	106,897
Mexico	175,762	—	—	175,762
Nigeria	—	27,772	—	27,772
Philippines	—	219,809	—	219,809
South Africa	—	336,432	—	336,432
Taiwan	—	618,269	—	618,269
Thailand	—	529,440	—	529,440
United States	—	153,366	—	153,366

Total Common Stocks	1,022,720	4,235,307	—	5,258,027
Equity Linked Securities
Luxembourg	—	141,487	—	141,487
Preferred Stock
Korea	—	124,701	—	124,701
Philippines	$—	$—	$116	$116
Investment Company	64,460	—	—	64,460

Total Investments	$1,087,180	$4,501,495	$116	$5,588,791

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Opportunities Fund Investments in Securities
Common Stocks:
Belgium	$—	$188,908	$—	$188,908
France	—	191,400	—	191,400
Germany	—	228,614	—	228,614
Hong Kong	—	75,744	—	75,744
India	300,880	—	—	300,880
Ireland	—	160,653	—	160,653
Japan	—	243,248	—	243,248
Netherlands	127,072	175,819	—	302,891
South Africa	—	208,153	—	208,153
Switzerland	—	231,951	—	231,951
Taiwan	216,744	—	—	216,744
United Kingdom	—	350,351	—	350,351
United States	4,110,900	—	—	4,110,900

Total Common Stocks	4,755,596	2,054,841	—	6,810,437

Investment Company	79,091	—	—	79,091

Total Investments	$4,834,687	$2,054,841	$—	$6,889,528

53

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Opportunities Fund Investments in Securities
Common Stocks:
Australia	$—	$1,423,204	$—	$1,423,204
Belgium	—	1,007,876	—	1,007,876
Canada	1,081,527	—	—	1,081,527
Denmark	—	442,972	—	442,972
France	—	2,471,092	—	2,471,092
Germany	—	1,125,992	—	1,125,992
Hong Kong	—	960,680	—	960,680
India	1,179,675	—	—	1,179,675
Ireland	—	1,005,966	—	1,005,966
Japan	—	3,509,519	—	3,509,519
Korea	—	295,806	—	295,806
Netherlands	—	1,415,731	—	1,415,731
Philippines	—	771,598	—	771,598
South Africa	—	1,085,051	—	1,085,051
Switzerland	—	2,679,618	—	2,679,618
Taiwan	1,176,263	—	—	1,176,263
Thailand	—	498,490	—	498,490
United Kingdom	—	2,707,914	—	2,707,914

Total Common Stocks	3,437,465	21,401,509	—	24,838,974
Investment Company	$564,349	$—	$—	$564,349

Total Investments	$4,001,814	$21,401,509	$—	$25,403,323

The Funds did not have any liabilities that were measured at fair value on a recurring basis at March 31, 2017.

During the year ended March 31, 2017, the Funds recognized no transfers to/from Level 1 or Level 2. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Emerging Markets Small Cap Equity Fund
	Preferred Stock (Philippines)
Balance as of 3/31/16 (value)	$126
Purchases	—
Sales (Paydowns)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(10	)*

Balance as of 3/31/17 (value)	$116

* Net change in unrealized appreciation/(depreciation) in Level 3 securities still held at March 31, 2017.

The Funds’ assets assigned to the Level 3 category were valued using market data or trade information specific to the security or comparable issues. However, due to a lack of market activity or corroborating data to support the valuations, the investments were classified as Level 3.

54

NOTES TO FINANCIAL STATEMENTS

The significant unobservable inputs used in fair value measurement of the Level 3 security shown above include the subscription price paid by the Fund when the preferred shares were received and security-specific characteristics, including whether it may be converted into common shares. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement.

Financial Instruments:

Repurchase Agreements:

The Funds may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default. There were no repurchase agreements held at March 31, 2017.

Investment Transactions and Income:

Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. In certain foreign markets where declaration of a dividend follows the ex-dividend date, the dividend will be recorded when the Fund is notified of the declaration date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be

55

NOTES TO FINANCIAL STATEMENTS

permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gain and losses, including foreign currency gains and losses, foreign taxes, partnership transactions and non-deductible expenses.

For the year ended March 31, 2017, permanent difference reclassification amounts were as follows:

	Decrease Paid in Capital	Increase Undistributed Net Investment Income/(Loss)	Increase Accumulated Realized Gain/(Loss)
Emerging Markets Equity Fund	$(2,882)	$(384,161)	$387,043
Emerging Markets Small Cap Equity Fund	—	12,773	(12,773)
Global Opportunities Fund	—	(2,725)	2,725
International Opportunities Fund	—	(94,291)	94,291

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Markets Equity Fund	0.95%
Emerging Markets Small Cap Equity Fund	1.25%
Global Opportunities Fund	0.85%
International Opportunities Fund	0.80%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A, Class I and Class R6 shares of each Fund to the following levels:

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Markets Equity Fund	0.975%	0.725%	0.725%
Emerging Markets Small Cap Equity Fund	1.85%	1.60%	N/A
Global Opportunities Fund	N/A	1.05%	1.00%
International Opportunities Fund	N/A	1.00%	0.95%

This expense limitation agreement is in place until July 31, 2018 (December 31, 2017 for Emerging Markets Equity Fund). Each Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

56

NOTES TO FINANCIAL STATEMENTS

At March 31, 2017, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 3/31/15	FYE 3/31/16	FYE 3/31/17	Total
Emerging Markets Equity Fund	$201,948	$338,439	$785,515	$1,325,902
Emerging Markets Small Cap Equity Fund	202,750	171,048	159,332	533,130
Global Opportunities Fund	70,819	150,126	129,225	350,170
International Opportunities Fund	72,565	159,942	152,817	385,324

RBC GAM (US) may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment. There were no voluntary waivers for the year ended March 31, 2017.

The Funds are sub-advised by RBC GAM (UK), which is a wholly-owned subsidiary of Royal Bank of Canada, which is the parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based on each Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $49,000 ($46,000 prior to October 1, 2016). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 ($6,000 prior to October 1, 2016) for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of each of the Funds, the Advisor invested seed capital to provide the Fund with each of the Fund’s initial investment assets. The table below shows, as of March 31, 2017, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Emerging Markets Small Cap Equity Fund	5,531,821	518,319	95.1%
Global Opportunities Fund	7,112,445	511,036	81.3%
International Opportunities Fund	25,156,169	944,273	36.4%

4. Fund Distribution:

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I or Class R6.

57

NOTES TO FINANCIAL STATEMENTS

Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board of Trustees has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended March 31, 2017, there were no fees waived by the Distributor.

For the year ended March 31, 2017, the Distributor received commissions of $5,263 from front-end sales charges of Class A shares of the Funds, of which $984 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended March 31, 2017.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2017 were as follows:

	Purchases	Sales
Emerging Markets Equity Fund	$168,398,162	$24,785,148
Emerging Markets Small Cap Equity Fund	2,380,155	1,873,074
Global Opportunities Fund	2,949,305	2,060,124
International Opportunities Fund	24,939,374	6,563,160

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized below:

	Emerging Markets Equity Fund		Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,165,315	$1,512,867	$5,000	$4,712
Distributions reinvested	29,023	39,863	99,845	24,467
Cost of shares redeemed	(3,042,950)	(1,514,293)	(5,267)	(130,922)

Change in Class A	$2,151,388	$38,437	$99,578	$(101,743)

Class I
Proceeds from shares issued	$142,074,792	$72,279,556	$312,698	$16,950
Distributions reinvested	1,112,649	159,606	106,882	30,848
Cost of shares redeemed	(11,949,468)	(2,281,413)	(104,474)	(125,000)

Change in Class I	$131,237,973	$70,157,749	$315,106	$(77,202)

Class R6
Proceeds from shares issued	$21,110,000	—	—	—
Distributions reinvested	149,036	—	—	—
Cost of shares redeemed	(10,351)	—	—	—

Change in Class R6	$21,248,685	—	—	—

Change in net assets resulting from capital transactions	$154,638,046	$70,196,186	$414,684	$(178,945)

58

NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Equity Fund		Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	490,807	150,642	546	554
Reinvested	2,910	4,342	10,724	2,781
Redeemed	(283,934)	(155,292)	(569)	(14,588)

Change in Class A	209,783	(308)	10,701	(11,253)

Class I
Issued	13,701,422	7,409,271	34,249	1,801
Reinvested	110,055	17,162	11,493	3,505
Redeemed	(1,147,574)	(229,770)	(10,260)	(13,966)

Change in Class I	12,663,903	7,196,663	35,482	(8,660)

Class R6
Issued	2,073,683	—	—	—
Reinvested	14,669	—	—	—
Redeemed	(999)	—	—	—

Change in Class R6	2,087,353	—	—	—

Change in shares resulting from capital transactions	14,961,039	7,196,355	46,183	(19,913)

	Global Opportunities Fund			International Opportunities Fund
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$1,197,391	$69,951	$18,903,370	$505,607
Distributions reinvested	42,516	62,197	110,935	97,891
Cost of shares redeemed	(10,645)	(850)	(265,440)	(765)

Change in Class I	$1,229,262	$131,298	$18,748,865	$602,733

Class R6
Proceeds from shares issued	$10,000	—	$10,000	—
Distributions reinvested	—	—	4	—
Cost of shares redeemed	—	—	—	—

Change in Class R6	$10,000	—	$10,004	—

Change in net assets resulting from capital transactions	$1,239,262	$131,298	$18,758,869	$602,733

SHARE TRANSACTIONS:
Class I
Issued	111,192	7,130	2,031,630	48,876
Reinvested	4,000	6,257	12,205	10,560
Redeemed	(1,007)	(81)	(29,014)	(74)

Change in Class I	114,185	13,306	2,014,821	59,362

Class R6
Issued	960	—	1,098	—
Reinvested	—	—	—	—
Redeemed	—	—	—	—

Change in Class R6	960	—	1,098	—

Change in shares resulting from capital transactions	115,145	13,306	2,015,919	59,362

59

NOTES TO FINANCIAL STATEMENTS

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the tax years ended March 31 of the years 2015, 2016 and 2017 for Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, Global Opportunities Fund and International Opportunities Fund), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of March 31, 2017, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Emerging Markets Equity Fund	$230,353,254	$26,109,858	$(4,469,331)	$21,640,527
Emerging Markets Small Cap Equity Fund	5,387,422	811,264	(609,895)	201,369
Global Opportunities Fund	6,004,832	1,032,466	(147,770)	884,696
International Opportunities Fund	24,417,491	1,876,635	(890,803)	985,832

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, passive foreign investment company mark-to-market adjustment and cumulative partnership basis adjustment.

The tax character of distributions during the year ended March 31, 2017 were as follows:

	Distributions Paid From
	Ordinary Income	Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$1,369,659	$241,505	$1,611,164
Emerging Markets Small Cap Equity Fund	206,727	—	206,727
Global Opportunities Fund	42,516	—	42,516
International Opportunities Fund	110,940	—	110,940

The tax character of distributions during the year ended March 31, 2016 were as follows:

	Distributions Paid From
	Ordinary Income	Long-Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$184,078	$67,181	$251,259
Emerging Markets Small Cap Equity Fund	46,953	8,363	55,316
Global Opportunities Fund	62,197	—	62,197
International Opportunities Fund	97,891	—	97,891

60

NOTES TO FINANCIAL STATEMENTS

As of March 31, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Global Opportunities Fund	International Opportunities Fund
Undistributed Ordinary Income	$364,266	$81,903	$5,456	$36,419
Undistributed Long Term Gain	—	—	—	—

Accumulated Earnings	364,266	81,903	5,456	36,419
Distributions Payable	—	—	—	—
Accumulated Capital Loss Carryforwards	—	(55,578)	(41,327)	(381,286)
Deferred Qualified Late-Year Losses	(501,701)	—	(60,971)	—
Unrealized Appreciation/(Depreciation)	21,370,233	159,772	884,442	986,079

Total Accumulated Earnings/(Losses)	$21,232,798	$186,097	$787,600	$641,212

As of March 31, 2017, the International Opportunities Fund had a short-term capital loss carryforward of $286,197, and Emerging Markets Small Cap Equity Fund, Global Opportunities Fund and International Opportunities Fund had a long-term capital loss carryforward of $55,578, $41,327 and $95,089, respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration. During the year ended March 31, 2017, the Global Opportunities Fund utilized capital losses in the amount of $39,948.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Emerging Markets Equity Fund and Global Opportunities Fund deferred long-term qualified late-year capital losses of $336,667 and $(18,904), respectively and short-term qualified late-year capital losses of $165,034 and $79,875, respectively, which will be treated as arising on the first business day of the year ended March 31, 2018.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of Class A and Class I shares redeemed or exchanged within 30 days of purchase, and may also limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in certain situations, such as where the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended March 31, 2017, redemption fees were collected by the Emerging Markets Equity Fund and Global Opportunities Fund in the amount of $2,927 and $1, respectively. There were no redemption fees collected by the other funds. Redemption fees collected by the Funds are included in the cost of shares redeemed on the Statements of Changes in Net Assets.

61

NOTES TO FINANCIAL STATEMENTS

9. Soft Dollars:

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a fund that are higher than another broker-dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM (US) and RBC GAM (UK) have a fiduciary duty to the shareholders of the Funds to seek the best execution for all of the Funds’ securities transactions. Fund Management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. During the year ended March 31, 2017, the Funds used soft dollar arrangements on a limited basis. Fund Management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

10. Subsequent Events:

Fund Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

62

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of RBC Funds Trust and the Shareholders of RBC Emerging Markets Equity Fund, RBC Emerging Markets Small Cap Equity Fund, RBC Global Opportunities Fund, and RBC International Opportunities Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the RBC Emerging Markets Equity Fund, RBC Emerging Markets Small Cap Equity Fund, RBC Global Opportunities Fund, and RBC International Opportunities Fund (the “Funds,” a series of RBC Funds Trust) as of March 31, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Funds for the periods ended March 31, 2016 and prior were audited by another independent registered public accounting firm whose report dated May 24, 2016 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN.

May 25, 2017

63

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 20%. Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2017, the following Funds had a qualified interest income percentage of:

Qualified
Interest
Income
Emerging Markets Equity Fund	1.43%
Emerging Markets Small Cap Equity Fund	0.09%
Global Opportunities Fund	0.47%
International Opportunities Fund	0.23%

For the year ended March 31, 2017, the following Funds had a qualified short term gains percentage of:

Qualified
Short-term
Gains
Emerging Markets Equity Fund	22.03%
Emerging Markets Small Cap Equity Fund	23.47%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2017 qualify for the corporate dividends received deduction:

Dividends
Received
Deduction
Global Opportunities Fund	76.04%

For the year ended March 31, 2017, the following Funds had a qualified dividend income percentage of:

Qualified
Dividend
Income
Emerging Markets Equity Fund	93.26%
Emerging Markets Small Cap Equity Fund	30.27%
Global Opportunities Fund	100.00%
International Opportunities Fund	100.00%

For the year ended March 31, 2017, the following Funds had a qualified foreign source income percentage of:

Qualified
Foreign
Source
Income
Emerging Markets Equity Fund	100.00%
Emerging Markets Small Cap Equity Fund	38.87%
International Opportunities Fund	100.00%

64

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended March 31, 2017 as follows:

	Foreign	Foreign
	Taxes	Source
	Paid	Income
Emerging Markets Equity Fund	$275,120	$2,914,070
Emerging Markets Small Cap Equity Fund	15,926	136,041
International Opportunities Fund	28,338	390,127

Pursuant to Internal Revenue Code Section 852(b)(3), Emerging Markets Equity Fund reported $241,505 as long-term capital gain distributions for the year ended March 31,2016.

65

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

Lucy Hancock Bode (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia (2006 to 2010); Franklin Street Partners (2014 to present)

Leslie H. Garner Jr. (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present); President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc. (2004 to 2013); Bremer Financial Corporation (2004 to present)

John A. MacDonald (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (management-consulting) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

66

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (64)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Brookdale Senior Living Inc. (2008 to present); Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015)

William B. Taylor (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors - Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (53)(5)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (53)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Kathleen A. Hegna (50)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

67

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Weber (48)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

Jay Jackson (39)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since December 2015

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Global Asset Management (U.S.) Inc. (2011 to present)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

68

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer three share classes: Class A, Class I and Class R6.

Class A

Class A shares, offered by Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund, are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Funds and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in all Funds except Emerging Markets Small Cap Equity Fund and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

69

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 through March 31, 2017.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period* 10/1/16-3/31/17	Annualized Expense Ratio During Period 10/1/16-3/31/17
Emerging Markets Equity Fund	Class A	$1,000.00	$1,026.90	$4.95	0.98%
	Class I	1,000.00	1,026.50	3.68	0.73%
	Class R6	1,000.00	1,027.40	3.67	0.73%
Emerging Markets Small Cap Equity Fund	Class A	1,000.00	1,020.00	9.32	1.85%
	Class I	1,000.00	1,020.70	8.06	1.60%
Global Opportunities Fund	Class I	1,000.00	1,057.90	5.39	1.05%
	Class R6	1,000.00	1,057.70	5.13	1.00%
International Opportunities Fund	Class I	1,000.00	1,001.00	4.99	1.00%
	Class R6	1,000.00	1,001.50	4.74	0.95%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

70

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period* 10/1/16-3/31/17	Annualized Expense Ratio During Period 10/1/16-3/31/17
Emerging Markets Equity Fund	Class A	$1,000.00	$1,020.05	$4.93	0.98%
	Class I	1,000.00	1,021.30	3.67	0.73%
	Class R6	1,000.00	1,021.31	3.66	0.73%
Emerging Markets Small Cap Equity Fund	Class A	1,000.00	1,015.71	9.30	1.85%
	Class I	1,000.00	1,016.95	8.05	1.60%
Global Opportunities Fund	Class I	1,000.00	1,019.70	5.29	1.05%
	Class R6	1,000.00	1,019.95	5.04	1.00%
International Opportunities Fund	Class I	1,000.00	1,019.95	5.04	1.00%
	Class R6	1,000.00	1,020.19	4.78	0.95%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

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74

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2017.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EM AR 03-17

Annual Report

For the year ended March 31, 2017

Global Asset Management

LETTER FROM THE CIO

Dear Shareholder:

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) launched the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (the “Funds”) on December 30, 2013. We are pleased that the Funds now have three year track records of delivering what we see as high quality, diversified fixed income vehicles to clients seeking shorter duration investment solutions.

For the twelve-month period ended March 31, 2017, the Funds outperformed their benchmarks. The RBC Short Duration Fixed Income Fund had a net total return of 2.33% (Class I shares) compared to a return of 0.70% for the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index. The RBC Ultra-Short Fixed Income Fund had a net total return of 1.74% (Class I shares) compared to a return of 0.63% for the BofA Merrill Lynch U.S. 1-Year Treasury Bill Index.

During the last year, the U.S. Treasury Yield Curve shifted upward and steepened slightly. The increase was largely due to improved U.S. economic performance and growing inflation expectations. These factors led the Federal Reserve (Fed) to increase their target Fed Funds rate twice over the year. Going forward, we expect the Fed to continue tightening at a slow and measured pace, and look for possibly two more rate hikes in 2017.

In the corporate sector, option adjusted spreads, a measure of a security’s risk, rebounded considerably following highs in early 2016. The declining spreads were driven primarily by improving commodity prices, which alleviated concerns of credit downgrades in the Energy and Basic Materials sectors. Indeed, these sectors ended 2016 on a strong rally as market fears abated and economic prospects improved. The Funds take a defensive approach to Energy and Basic Materials, typically avoiding lower quality issuers. Our positioning slightly detracted from performance, because we were not able to fully participate in the rally.

Looking forward, we will continue to seek opportunities to positively impact performance by focusing on well researched security selection opportunities and maintaining a well diversified portfolio of higher quality bonds. Thank you for your confidence and trust in the RBC Funds.

Sincerely,

Michael Lee, CFA

CEO, President and Chief Investment Officer

RBC Global Asset Management (U.S.) Inc.

1

LETTER FROM THE CIO

Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

The BofA Merrill Lynch U.S. 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

The U.S. Treasury Yield Curve represents the yield of a U.S. Treasury bond at different maturities. A U.S. Treasury bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

2

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc.(“RBC GAM (US)”) serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM (US). In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM (US)’s government mandates. Brian joined RBC GAM (US) in 2005 and most recently led the mortgage and government team before being promoted to Co-Head. Prior to joining RBC GAM (US), he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brandon T. Swensen, CFA

Vice-President, Co-Head, U.S. Fixed Income

Brandon Swensen oversees RBC GAM (US)’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and several cash management and core solutions. Brandon joined RBC GAM (US) in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

3

PERFORMANCE SUMMARY

Average Annual Total Returns as of March 31, 2017 (Unaudited)

	1 Year	3 Year	Since Inception(a)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)

RBC Short Duration Fixed Income Fund
- At Net Asset Value
Class F	2.23%	1.61%	1.65%	0.45%	1.53%
Class I	2.23%	1.71%	1.75%	0.35%	1.12%

BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index (b)	0.70%	0.96%	0.96%

RBC Ultra-Short Fixed Income Fund
- At Net Asset Value
Class F	1.84%	1.20%	1.18%	0.40%	1.30%
Class I	1.74%	1.27%	1.21%	0.30%	1.14%

BofA Merrill Lynch 1-Year U.S. Treasury Bill Index (b)	0.63%	0.46%	0.39%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.rbcgam.us. Please see footnotes below.

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index is an unmanaged index that tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market with a remaining term to final maturity less than 3 years, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities.

The BofA Merrill Lynch 1-Year U.S. Treasury Bill Index is an unmanaged index tracking U.S. government securities with 1 year remaining to maturity.

(1) The Funds’ expenses reflect the most recent fiscal year end (March 31, 2017).

(2) The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until July 31, 2018.

(a) The inception date (commencement date) is March 3, 2014 for Class F shares and December 30, 2013 for Class I shares. The performance in the table for the Class F shares prior to March 3, 2014 reflects the performance of the Class I shares since the Fund’s inception.

(b) Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

4

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5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Short Duration Fixed Income Fund
Investment Strategy

Seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities, such as bonds, convertible securities, municipal securities, mortgage related and asset backed securities, and obligations of government and their agencies. The Fund seeks to maintain a duration of three years or less and may also use derivative investments.

Performance

For the twelve-month period ended March 31, 2017, the Fund had an annualized total return of 2.33% (Class I). That compares to an annualized total return of 0.70% for the BofA Merrill Lynch 1-3 Year U.S.

Corporate/Government Bond Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●    Overall tightening of option adjusted spreads in the Corporate Sector contributed to strong excess returns over treasuries.

●    Income from the Fund’s overweight to spread products, like investment grade corporate and securitized bonds, had a positive impact on relative returns.

●    Security selection in Auto asset backed securities and Consumer corporate bonds (particularly banking, energy and consumer non-cyclical) contributed to performance.

Factors That Detracted From Relative Returns

●    The Fund’s neutral duration position has little to no impact on relative performance.

●    The Fund’s defensive positioning to Energy and Basic Materials slightly detracted from performance because lower quality issues outperformed higher quality issues during the year.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Short Duration Fixed Income Fund
Current income consistent with preservation of capital.				Investment Objective
BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index				Benchmark
				Asset Allocation (as of 3/31/17) (% of Fund’s investments)
AT&T, Inc., 5.20%, 3/15/20	1.73%	Verizon Communications, Inc., 4.50%, 9/15/20	1.40%	Top Ten Holdings (excluding investment companies) (as of 3/31/17) (% of Fund’s net assets)
Freddie Mac Series 2012-K709, Class B, 3.74%, 4/25/45	1.51%	Santander Drive Auto Receivables Trust, Series 2015-1, Class C, 2.57%, 4/15/21 .	1.38%
Americredit Automobile Receivables Trust, Series 2016-2, Class B, 2.21%, 5/10/21	1.45%	Charter Communications Operating LLC, Charter Communications Operating Capital, 3.58%, 7/23/20	1.35%
Freddie Mac Series 2011-K13, Class B, 4.61%, 1/25/48	1.43%	Newell Rubbermaid, Inc., 3.15%, 4/1/21.	1.34%
Shire Acquisitions Investments Ireland Designated Activity Co., 1.90%, 9/23/19	1.41%	Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	1.34%

*A listing of all portfolio holdings can be found beginning on page 10.
				Growth of $10,000 Initial Investment Since Inception (12/30/13)

The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2017 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Ultra-Short Fixed Income Fund
Investment Strategy

Seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The Fund seeks to maintain a duration of 6-18 months and may also use derivative investments.

Performance

For the twelve-month period ended March 31, 2017, the Fund had an annualized total return of 1.74% (Class I). That compares to an annualized total return of 0.63% for the BofA Merrill Lynch U.S. 1-Year Treasury Bill Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●    Overall tightening of option adjusted spreads in the Corporate Sector contributed to strong excess returns over treasuries.

●    Income from the Fund’s overweight to spread products, like investment grade corporate and securitized bonds, had a positive impact on relative returns.

●    Security selection in Auto asset backed securities and Consumer corporate bonds (particularly banking, energy and consumer non-cyclical) contributed to performance.

Factors That Detracted From Relative Returns

●    The Fund’s neutral duration position has little to no impact on relative performance.

●    The Fund’s defensive positioning to Energy and Basic Materials slightly detracted from performance because lower quality issues outperformed higher quality issues during the year.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Ultra-Short Fixed Income Fund
Current income consistent with preservation of capital.				Investment Objective
BofA Merrill Lynch 1-Year US Treasury Bill Index				Benchmark
				Asset Allocation (as of 3/31/17) (% of Fund’s investments)
American Honda Finance Corp., 1.72%, 9/9/21	2.06%	Ford Motor Credit Co. LLC, 2.55%, 10/5/18	1.72%	Top Ten Holdings (excluding investment companies) (as of 3/31/17) (% of Fund’s net assets)
AT&T, Inc., 5.20%, 3/15/20	1.84%	Santander Drive Auto Receivables Trust, Series 2013-3, Class D, 2.42%, 4/15/19	1.71%
Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, 1.87%, 9/25/57	1.82%	Actavis Funding SCS, 2.35%, 3/12/18	1.71%
General Motors Financial Co., Inc., 3.10%, 1/15/19	1.73%	Kraft Heinz Foods Co., 2.00%, 7/2/18	1.71%
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.58%, 9/8/20	1.72%	Mercedes Benz Auto Lease Trust 2015-B, Class A4, 1.53%, 5/17/21	1.70%

*A listing of all portfolio holdings can be found beginning on page 16.
				Growth of $10,000 Initial Investment Since Inception (12/30/13)
The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2017 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

9

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund

March 31, 2017

Principal Amount		Value

Asset Backed Securities — 23.16%
$205,000	Ally Auto Receivables Trust, Series 2016-3, Class C, 2.32%, 10/15/21	$205,836
150,000	AmeriCredit Automobile Receivables Trust, Series 2013-1, Class D, 2.09%, 2/8/19	150,320
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class B, 1.60%, 7/8/19	150,100
156,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class C, 2.18%, 6/8/20	156,756
250,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.58%, 9/8/20	252,479
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.47%, 11/9/20	151,400
175,000	AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40%, 1/8/21	176,480
275,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class B, 2.21%, 5/10/21	275,640
225,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.30%, 2/18/22	224,831
75,000	CarMax Auto Owner Trust, Series 2014-2, Class D, 2.58%, 11/16/20	75,182
170,000	CarMax Auto Owner Trust, Series 2014-4, Class B, 2.20%, 9/15/20	170,600
165,000	CNH Equipment Trust, Series 2016-B, Class B, 2.20%, 10/15/23	163,758
46,904	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB2, Class M1, 1.64%, 4/25/36(a)	46,809
90,000	Ford Credit Auto Owner Trust, Series 2016-A, Class B, 1.94%, 7/15/21	89,631
170,000	GM Financial Automobile Leasing Trust, Series 2015-3, Class C, 2.98%, 11/20/19	171,713
125,000	GM Financial Automobile Leasing Trust, Series 2016-3, Class B, 1.97%, 5/20/20	124,166
250,000	Macquarie Equipment Funding Trust, Series 2014-A, Class B, 1.99%, 7/20/21(b)	250,039
87,883	RASC Trust, Series 2005-KS9, Class M2, 1.41%, 10/25/35(a)	87,972
250,000	Santander Drive Auto Receivables Trust, Series 2013-4, Class D, 3.92%, 1/15/20	254,249
137,627	Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33%, 11/15/19	138,204
210,079	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13%, 8/17/20	210,615
260,000	Santander Drive Auto Receivables Trust, Series 2015-1, Class C, 2.57%, 4/15/21	262,065
250,000	Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97%, 3/15/21	253,311
100,000	Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.74%, 12/15/21	100,643
100,000	Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47%, 12/15/20	100,864

10

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2017

Principal Amount		Value

$150,000	Santander Drive Auto Receivables Trust, Series 2016-3, Class B, 1.89%, 6/15/21	$149,739
14,601	Structured Asset Securities Corp., Class 2005-NC1, Class M1, 1.45%, 2/25/35(a)	14,599

Total Asset Backed Securities (Cost $4,399,854)		4,408,001

Collateralized Mortgage Obligations — 1.66%
64,384	JP Morgan Resecuritization Trust, Series 2014-1, Class 9A3, 1.07%, 12/26/35(a)(b)	62,988
28,149	RBSSP Resecuritization Trust, Series 2009-6, Class 13A4, 3.03%, 8/26/35(a)(b)	28,132
54,761	Springleaf Mortgage Loan Trust, Series 2013-2A, Class A, 1.78%, 12/25/65(a)(b)	54,753
171,749	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, 1.87%, 9/25/57(a)(b)	170,617

Total Collateralized Mortgage Obligations (Cost $318,406)		316,490

Corporate Bonds — 70.54%
Banks — 14.67%
250,000	Bank of America Corp, 2.15%, 11/9/20	247,744
150,000	Bank of America Corp, 2.60%, 1/15/19	151,562
200,000	Bank of Montreal, 1.84%, 8/27/21(a)	201,835
200,000	Barclays Plc, 2.00%, 3/16/18	200,126
120,000	Citigroup, Inc., 1.92%, 4/8/19(a)	120,600
150,000	Citigroup, Inc., 2.22%, 8/2/21(a)	152,334
100,000	Goldman Sachs Group, Inc. (The), 2.00%, 4/25/19	99,815
150,000	Goldman Sachs Group, Inc. (The), 2.88%, 2/25/21	150,972
150,000	Goldman Sachs Group, Inc. (The), 5.38%, 3/15/20	162,612
200,000	Ing Groep NV, 3.15%, 3/29/22	200,466
250,000	JP Morgan Chase & Co., 2.30%, 8/15/21	247,404
200,000	Morgan Stanley, 6.25%, 8/28/17	203,830
150,000	Santander UK Group Holdings Plc, 2.88%, 10/16/20	150,156
150,000	Toronto-Dominion Bank, 2.15%, 4/7/21(a)	152,640
200,000	Wachovia Corp., 1.40%, 6/15/17(a)	200,075
150,000	Wells Fargo Bank NA, 2.15%, 12/6/19	150,505

		2,792,676

Consumer Discretionary — 12.31%
100,000	Constellation Brands, Inc., 7.25%, 5/15/17	100,561
150,000	Delta Air Lines, Inc., 2.88%, 3/13/20	151,214
225,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.48%, 6/1/19(b)	230,560
200,000	Everett Spinco, Inc., 2.88%, 3/27/20(b)	201,676
200,000	Ford Motor Credit Co. LLC, 2.02%, 5/3/19	199,041

11

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2017

Principal Amount		Value

$250,000	Ford Motor Credit Co. LLC, 2.55%, 10/5/18	$251,985
250,000	Ford Motor Credit Co. LLC, 3.20%, 1/15/21	252,677
200,000	Hewlett Packard Enterprise Co., 2.85%, 10/5/18(b)	202,410
100,000	Hyundai Capital America, 2.00%, 3/19/18(b)	100,090
250,000	Kraft Heinz Foods Co., 2.00%, 7/2/18	250,621
100,000	Reynolds American, Inc., 2.30%, 6/12/18	100,601
200,000	Tyson Foods, Inc., 2.65%, 8/15/19	202,201
100,000	Walgreens Boots Alliance, Inc., 2.60%, 6/1/21	100,121

		2,343,758

Consumer Non Cyclicals — 2.42%
150,000	Anheuser-Busch Inbev Finance, Inc., 2.65%, 2/1/21	151,128
150,000	Anheuser-Busch Inbev Worldwide Inc, 5.38%, 1/15/20	163,217
150,000	Molson Coors Brewing Co., 2.10%, 7/15/21	146,475

		460,820

Finance - Diversified — 7.03%
200,000	American International Group, Inc., 2.30%, 7/16/19	200,739
200,000	American Tower Corp. REIT, 4.50%, 1/15/18	204,268
100,000	General Motors Financial Co., Inc., 3.10%, 1/15/19	101,613
200,000	General Motors Financial Co., Inc., 3.20%, 7/6/21	200,759
100,000	General Motors Financial Co., Inc., 3.45%, 1/14/22	100,828
50,000	McGraw Hill Financial, Inc., 2.50%, 8/15/18	50,395
125,000	Regions Financial Corp., 2.25%, 9/14/18	125,385
200,000	Santander Holdings USA, Inc., 3.45%, 8/27/18	203,415
150,000	Synchrony Financial, 1.88%, 8/15/17	150,056

		1,337,458

Health Care — 9.08%
250,000	Actavis Funding SCS, 3.00%, 3/12/20	254,267
250,000	Baxalta, Inc., 2.88%, 6/23/20	253,513
250,000	Mylan NV, 3.00%, 12/15/18	252,901
100,000	Mylan NV, 3.15%, 6/15/21	100,368
270,000	Shire Acquisitions Investments Ireland Designated Activity Co., 1.90%, 9/23/19	268,054
250,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	247,150
100,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	96,506
250,000	Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	254,911

		1,727,670

Industrials — 2.72%
250,000	Newell Rubbermaid, Inc., 3.15%, 4/1/21	255,385
160,000	Pentair Finance SA, 2.90%, 9/15/18	161,617
100,000	Roper Technologies, Inc., 2.80%, 12/15/21	100,113

		517,115

Information Technology — 0.53%
100,000	LAM Research Corp., 2.80%, 6/15/21	100,365

12

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2017

Principal Amount		Value

Materials — 3.33%
$200,000	Dow Chemical Co. (The), 8.55%, 5/15/19	$226,722
100,000	Ecolab, Inc., 2.00%, 1/14/19	100,669
200,000	Georgia-Pacific LLC, 2.54%, 11/15/19(b)	201,600
100,000	LyondellBasell Industries NV, 5.00%, 4/15/19	105,322

		634,313

Media — 4.07%
150,000	21st Century Fox America, Inc., 8.25%, 8/10/18	162,510
150,000	CBS Corp., 4.63%, 5/15/18	154,650
250,000	Charter Communications Operating LLC, Charter Communications Operating Capital, 3.58%, 7/23/20	257,159
200,000	Time Warner Cable, Inc., 5.85%, 5/1/17	200,594

		774,913

Oil & Gas — 8.35%
200,000	Anadarko Petroleum Corp., 8.70%, 3/15/19	224,349
150,000	BP Capital Markets Plc, 2.01%, 9/16/21(a)	152,407
200,000	Enbridge Energy Partners LP, 6.50%, 4/15/18	209,037
100,000	Enterprise Products Operating LLC, 2.85%, 4/15/21	100,434
110,000	Enterprise Products Operating LLC, 7.03%, 1/15/68(a)	113,949
200,000	EOG Resources, Inc., 4.40%, 6/1/20	212,082
200,000	Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	222,577
110,000	Magellan Midstream Partners LP, 4.25%, 2/1/21	116,063
135,000	Marathon Oil Corp., 6.00%, 10/1/17	137,949
100,000	Schlumberger Holdings Corp., 2.35%, 12/21/18(b)	100,662

		1,589,509

Telecommunication Services — 4.73%
305,000	AT&T, Inc., 5.20%, 3/15/20	329,496
200,000	CenturyLink, Inc., 5.15%, 6/15/17	201,400
96,000	Rogers Communications, Inc., 6.80%, 8/15/18	102,463
250,000	Verizon Communications, Inc., 4.50%, 9/15/20	266,096

		899,455

Utilities — 1.30%
250,000	Exelon Corp., 2.45%, 4/15/21	247,007

Total Corporate Bonds (Cost $13,375,093)		13,425,059

Municipal Bonds — 0.52%
California — 0.52%
100,000	University of California Revenue Bonds, Series Y-1, 1.28%, 7/1/41(a)	99,995

Total Municipal Bonds (Cost $100,000)		99,995

13

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2017

Principal Amount		Value

U.S. Government Agency Backed Mortgages — 3.59%
Fannie Mae — 0.25%
$ 6,428	Series 2001-70, Class OF, 1.93%, 10/25/31(a)	$6,539
1	Series 2002-55, Class QE, 5.50%, 9/25/17	1
10,217	Series 2005-68, Class BC, 5.25%, 6/25/35	10,582
4,748	Series 2009-87, Class FX, 1.73%, 11/25/39(a)	4,815
25,518	Series 2012-3, Class EA, 3.50%, 10/25/29	26,007

		47,944

Freddie Mac — 3.34%
255,000	Series 2011-K13, Class B, 4.61%, 1/25/48(a)(b)	272,033
280,000	Series 2012-K709, Class B, 3.74%, 4/25/45(a)(b)	286,819
4,729	Series 2448, Class FT, 1.91%, 3/15/32(a)	4,816
4,949	Series 2488, Class FQ, 1.91%, 3/15/32(a)	5,037
33,326	Series 2627, Class MW, 5.00%, 6/15/23	35,283
2,117	Series 3725, Class A, 3.50%, 9/15/24	2,136
4,162	Series 3770, Class FP, 1.41%, 11/15/40(a)	4,176
25,083	Series 4027, Class GD, 2.00%, 10/15/25	25,063

		635,363

Total U.S. Government Agency Backed Mortgages (Cost $683,961)		683,307

U.S. Treasury Obligations — 0.84%
U.S. Treasury Notes — 0.84%
160,000	0.75%, 2/28/18	159,550

Total U.S. Treasury Obligations (Cost $159,992)		159,550

14

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Short Duration Fixed Income Fund (cont.)

March 31, 2017

Shares		Value

Investment Company — 0.45%
84,885	U.S. Government Money Market Fund, RBC Institutional Class 1(c)	$84,885

Total Investment Company (Cost $84,885)		84,885

Total Investments (Cost $19,122,191)(d) — 100.76%		$19,177,287

Liabilities in excess of other assets — (0.76)%		(145,256)

NET ASSETS — 100.00%		$19,032,031

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2017.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Affiliated investment.
(d)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

Financial futures contracts as of March 31, 2017:

Long Position	Number of Contracts	Expiration Date	Unrealized Appreciation		Notional Value	Clearinghouse
Two Year U.S. Treasury Note	14	June, 2017	$ 2,625	USD	3,027,719	Barclays Plc
Total			$ 2,625

Short Position	Number of Contracts	Expiration Date	Unrealized Depreciation		Notional Value	Clearinghouse
Five Year U.S. Treasury Note	5	June, 2017	$ (977)	USD	587,656	Barclays Plc
Five Year U.S. Treasury Note	8	June, 2017	(8,812)	USD	933,000	Barclays Plc
Total			$(9,789)

See Notes to Financial Statements.

15

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund

March 31, 2017

Principal Amount		Value

Asset Backed Securities — 24.03%
$150,000	AmeriCredit Automobile Receivables Trust, Series 2013-1, Class D, 2.09%, 2/8/19	$150,319
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-2, Class B, 1.60%, 7/8/19	150,100
250,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.58%, 9/8/20	252,479
150,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.47%, 11/9/20	151,400
230,000	AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40%, 1/8/21	231,945
225,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class B, 2.21%, 5/10/21	225,524
175,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.30%, 2/18/22	174,869
145,000	CarMax Auto Owner Trust, Series 2014-4, Class B, 2.20%, 9/15/20	145,512
46,482	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB2, Class M1, 1.64%, 4/25/36(a)	46,388
51,566	Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05%, 3/20/20(b)	51,496
180,000	GM Financial Automobile Leasing Trust, Series 2015-3, Class C, 2.98%, 11/20/19	181,813
150,000	GM Financial Automobile Leasing Trust, Series 2016-3, Class B, 1.97%, 5/20/20	149,000
250,000	Macquarie Equipment Funding Trust, Series 2014-A, Class B, 1.99%, 7/20/21(b)	250,039
250,000	Mercedes Benz Auto Lease Trust 2015-B, Class A4, 1.53%, 5/17/21	250,178
126,506	RASC Trust, Series 2005-KS9, Class M2, 1.41%, 10/25/35(a)	126,634
250,000	Santander Drive Auto Receivables Trust, Series 2013-3, Class D, 2.42%, 4/15/19	251,168
210,079	Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13%, 8/17/20	210,615
215,000	Santander Drive Auto Receivables Trust, Series 2015-1, Class C, 2.57%, 4/15/21	216,708
145,000	Santander Drive Auto Receivables Trust, Series 2016-1, Class B, 2.47%, 12/15/20	146,253
150,000	Santander Drive Auto Receivables Trust, Series 2016-3, Class B, 1.89%, 6/15/21	149,739
14,601	Structured Asset Securities Corp., Series 2005-NC1, Class M1, 1.45%, 2/25/35(a)	14,599

Total Asset Backed Securities (Cost $3,517,078)		3,526,778

16

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2017

Principal Amount		Value

Collateralized Mortgage Obligations — 2.98%
$ 64,384	JP Morgan Resecuritization Trust, Series 2014-1, Class 9A3, 1.07%, 12/26/35(a)(b)	$62,988
28,149	RBSSP Resecuritization Trust, Series 2009-6, Class 13A4, 3.03%, 8/26/35(a)(b)	28,132
25,335	RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.50%, 2/26/35(b)	25,450
54,761	Springleaf Mortgage Loan Trust, Series 2013-2A, Class A, 1.78%, 12/25/65(a)(b)	54,753
268,482	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, 1.87%, 9/25/57(a)(b)	266,711

Total Collateralized Mortgage Obligations (Cost $441,152)		438,034

Corporate Bonds — 64.10%
Banks — 11.39%
100,000	Bank of Montreal, 1.84%, 8/27/21(a)	100,917
125,000	Citigroup, Inc., 2.15%, 7/30/18	125,429
100,000	Goldman Sachs Group, Inc. (The), 2.00%, 4/25/19	99,815
150,000	Goldman Sachs Group, Inc. (The), 5.38%, 3/15/20	162,611
150,000	HSBC USA, Inc., 2.00%, 8/7/18	150,235
250,000	JPMorgan Chase & Co., 1.66%, 3/9/21(a)	248,943
75,000	Morgan Stanley, 2.45%, 2/1/19	75,674
100,000	MUFG Union Bank NA, 2.63%, 9/26/18	101,042
200,000	Swedbank AB, 1.82%, 3/14/22(a)(b)	200,087
200,000	Toronto-Dominion Bank, 2.15%, 4/7/21(a)	203,520
200,000	Wells Fargo & Co., 2.11%, 12/7/20(a)	202,860

		1,671,133

Consumer Discretionary — 11.99%
200,000	AbbVie, Inc., 1.80%, 5/14/18	200,225
100,000	Constellation Brands, Inc., 7.25%, 5/15/17	100,561
125,000	Delta Air Lines, Inc., 2.88%, 3/13/20	126,012
225,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.48%, 6/1/19(b)	230,560
250,000	Ford Motor Credit Co. LLC, 1.72%, 12/6/17	249,997
250,000	Ford Motor Credit Co. LLC, 2.55%, 10/5/18	251,985
150,000	Hewlett Packard Enterprise Co., 2.45%, 10/5/17(b)	150,438
100,000	Hyundai Capital America, 2.00%, 3/19/18(b)	100,090
250,000	Kraft Heinz Foods Co., 2.00%, 7/2/18	250,621
100,000	Walgreens Boots Alliance, Inc., 1.75%, 5/30/18	100,122

		1,760,611

17

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2017

Principal Amount		Value

Finance - Diversified — 10.29%
$300,000	American Honda Finance Corp., 1.72%, 9/9/21(a)	$302,731
200,000	American Tower Corp. REIT, 4.50%, 1/15/18	204,268
150,000	Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	153,604
200,000	General Motors Financial Co., Inc., 2.40%, 5/9/19	200,430
250,000	General Motors Financial Co., Inc., 3.10%, 1/15/19	254,033
50,000	McGraw Hill Financial, Inc., 2.50%, 8/15/18	50,395
20,000	PACCAR Financial Corp., 1.70%, 12/6/18(a)	20,158
125,000	Regions Financial Corp., 2.25%, 9/14/18	125,385
200,000	Synchrony Financial, 1.88%, 8/15/17	200,074

		1,511,078

Health Care — 11.11%
250,000	Actavis Funding SCS, 2.35%, 3/12/18	251,090
200,000	Aetna, Inc., 1.70%, 6/7/18	200,004
150,000	Biogen Idec, Inc., 6.88%, 3/1/18	157,033
100,000	EMD Finance LLC, 1.70%, 3/19/18(b)	99,895
200,000	Laboratory Corp. of America Holdings, 2.20%, 8/23/17	200,586
75,000	Mylan NV, 3.00%, 12/15/18	75,870
250,000	Shire Acquisitions Investments Ireland Designated Activity Co., 1.90%, 9/23/19	248,198
250,000	Teva Pharmaceutical Finance Netherlands III BV, 1.40%, 7/20/18	248,529
150,000	Zimmer Holdings, Inc., 1.45%, 4/1/17	150,000

		1,631,205

Industrials — 2.26%
100,000	Caterpillar Financial Services Corp., 2.10%, 1/10/20	100,141
29,000	Newell Rubbermaid, Inc., 2.60%, 3/29/19	29,358
200,000	Pentair Finance SA, 2.90%, 9/15/18	202,021

		331,520

Information Technology — 1.42%
200,000	DXC Technology Co., 2.88%, 3/27/20(b)	201,676
7,000	Oracle Corp., 1.60%, 1/15/19(a)	7,061

		208,737

Materials — 0.86%
125,000	Ecolab, Inc., 2.00%, 1/14/19	125,836
Media — 2.00%
150,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.58%, 7/23/20	154,296
133,000	Grupo Televisa SAB, 6.00%, 5/15/18	138,735

		293,031

Oil & Gas — 8.13%
150,000	BP Capital Markets Plc, 2.01%, 9/16/21(a)	152,407
150,000	Enbridge, Inc., 1.51%, 6/2/17(a)	150,000
150,000	Enterprise Products Operating LLC, 6.50%, 1/31/19	162,167

18

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2017

Principal Amount		Value

$200,000	Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	$222,577
200,000	Marathon Oil Corp., 6.00%, 10/1/17	204,369
150,000	Schlumberger Holdings Corp., 2.35%, 12/21/18(b)	150,993
150,000	TransCanada Pipelines Ltd., 1.88%, 1/12/18	150,154

		1,192,667

Telecommunication Services — 3.29%
250,000	AT&T, Inc., 5.20%, 3/15/20	270,079
200,000	Verizon Communications, Inc., 4.50%, 9/15/20	212,877

		482,956

Utilities — 1.36%
200,000	Exelon Corp., 1.55%, 6/9/17	199,987

Total Corporate Bonds (Cost $9,372,998)		9,408,761

U.S. Government Agency Backed Mortgages — 5.60%
Fannie Mae — 2.64%
34,396	Pool #725098, 5.50%, 12/1/18	35,132
19,149	Pool #739413, 5.00%, 10/1/18	19,544
68,930	Pool #888467, 6.00%, 6/1/22	73,757
74,636	Pool #AL0202, 4.00%, 4/1/21	77,152
1,452	Series 2002-73, Class OE, 5.00%, 11/25/17	1,464
25,634	Series 2003-120, Class BL, 3.50%, 12/25/18	25,881
22,694	Series 2003-55, Class CD, 5.00%, 6/25/23	24,115
15,477	Series 2004-3, Class BE, 4.00%, 2/25/19	15,667
15,429	Series 2011-23, Class AB, 2.75%, 6/25/20	15,524
99,433	Series 2012-1, Class GB, 2.00%, 2/25/22	99,310

		387,546

Freddie Mac — 2.96%
220,000	Series 2012-K709, Class B, 3.74%, 4/25/45(a)(b)	225,358
1,374	Series 2543, Class NM, 5.00%, 12/15/17	1,389
17,959	Series 2649, Class QH, 4.50%, 7/15/18	18,233
12,341	Series 2675, Class CK, 4.00%, 9/15/18	12,500
15,924	Series 2761, Class CB, 4.00%, 3/15/19	16,154
47,661	Series 3710, Class AB, 2.00%, 8/15/20	47,773
62,598	Series 3726, Class BA, 2.00%, 8/15/20	62,576
48,653	Series 3852, Class EA, 4.50%, 12/15/21	49,896

		433,879

Total U.S. Government Agency Backed Mortgages (Cost $823,992)		821,425

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2017

Shares		Value

Investment Company — 4.26%
624,927	U.S. Government Money Market Fund, RBC Institutional Class 1(c)	624,927

Total Investment Company (Cost $624,927)		624,927

Total Investments (Cost $14,780,147)(d) — 100.97%		$14,819,925

Liabilities in excess of other assets — (0.97)%		(141,984)

NET ASSETS — 100.00%		$14,677,941

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2017.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Affiliated investment.
(d)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

Financial futures contracts as of March 31, 2017:

Short Position	Number of Contracts	Expiration Date	Unrealized Depreciation		Notional Value	Clearinghouse
Two Year U.S. Treasury Note	6	June, 2017	$(188)	USD	1,298,531	Barclays Plc
Total			$(188)

See Notes to Financial Statements.

20

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2017

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $19,037,306 and $14,155,220, respectively)	$19,092,402	$14,194,998
Affiliated investment (cost $84,885 and $624,927, respectively)	84,885	624,927
Interest and dividends receivable	114,351	63,037
Receivable from advisor	6,745	5,926
Cash at broker for financial futures contracts	46,062	32,583
Unrealized appreciation on futures contracts	2,625	—
Prepaid expenses and other assets	21,927	21,875

Total Assets	19,368,997	14,943,346

Liabilities:
Distributions payable	26	11
Payable for capital shares redeemed	470	949
Payable for investments purchased	287,233	225,683
Unrealized depreciation on futures contracts	9,789	188
Accrued expenses and other payables:
Accounting fees	2,207	2,189
Trustee fees	4	3
Shareholder reports	4,289	4,654
Audit fees	26,875	26,875
Transfer Agent fees	1,530	1,648
Other	4,543	3,205

Total Liabilities	336,966	265,405

Net Assets	$19,032,031	$14,677,941

Net Assets Consist Of:
Capital	$19,058,144	$14,799,973
Undistributed net investment income and distributions in excess of net investment income	25,740	(1)
Accumulated net realized losses from investment transactions and futures contracts	(99,785)	(161,621)
Net unrealized appreciation on investments and futures contracts	47,932	39,590

Net Assets	$19,032,031	$14,677,941

21

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2017

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Net Assets:
Class F	$665,813	$666,912
Class I	18,366,218	14,011,029

Total	$19,032,031	$14,677,941

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class F	66,765	67,373
Class I	1,842,341	1,417,434

Total	1,909,106	1,484,807

Net Asset Values and Redemption Price Per Share:
Class F	$9.97	$9.90

Class I	$9.97	$9.88

See Notes to Financial Statements.

22

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended March 31, 2017

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Investment Income:
Interest income	$364,086	$285,183
Dividend income - affiliated investment	1,808	1,776

Total Investment Income	365,894	286,959

Expenses:
Investment advisory fees	51,831	40,502
Distribution fees - Class F	1,178	2,380
Accounting fees	25,864	25,810
Audit fees	36,076	36,076
Legal fees	2,913	3,138
Custodian fees	2,187	2,540
Insurance fees	3,691	3,691
Trustees’ fees	953	935
Transfer agent fees - Class F	3,854	3,605
Transfer agent fees - Class I	4,857	5,423
Shareholder reports	12,233	11,317
Registration and filing fees	35,966	37,037
Other fees	16,922	16,145

Total expenses	198,525	188,599

Expenses waived/reimbursed by:
Advisor	(136,878)	(137,618)

Net Expenses	61,647	50,981

Net Investment Income	304,247	235,978

Realized/Unrealized Gains (Losses):
Net realized gains (losses) on:
Investment transactions	31,150	19,651
Futures contracts	7,741	1,182

Net realized gains	38,891	20,833

Net change in unrealized appreciation (depreciation) on:
Investments	42,650	43,217
Futures contracts	(6,664)	(2,219)

Net unrealized gains	35,986	40,998

Change in net assets resulting from operations	$379,124	$297,809

See Notes to Financial Statements.

23

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Short Duration Fixed Income Fund
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
From Investment Activities:
Operations:
Net investment income	$304,247	$220,935
Net realized gains (losses) from investments and futures contracts	38,891	(96,329)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	35,986	54,267

Change in net assets resulting from operations	379,124	178,873

Distributions to Class F Shareholders:
From net investment income	(20,031)	(23,247)

Distributions to Class I Shareholders:
From net investment income	(290,608)	(206,762)

Change in net assets resulting from shareholder distributions	(310,639)	(230,009)

Capital Transactions:
Proceeds from shares issued	7,425,479	3,177,552
Distributions reinvested	307,941	229,598
Cost of shares redeemed	(3,000,632)	(3,402,675)

Change in net assets resulting from capital transactions	4,732,788	4,475

Net increase (decrease) in net assets	4,801,273	(46,661)

Net Assets:
Beginning of year	14,230,758	14,277,419

End of year	$19,032,031	$14,230,758

Undistributed net investment income	$25,740	$25,013

Share Transactions:
Issued	744,665	322,078
Reinvested	30,866	23,148
Redeemed	(300,867)	(342,720)

Change in shares resulting from capital transactions	474,664	2,506

See Notes to Financial Statements.

24

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
From Investment Activities:
Operations:
Net investment income	$235,978	$204,778
Net realized gains (losses) from investments and futures contracts	20,833	(34,325)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	40,998	23,757

Change in net assets resulting from operations	297,809	194,210

Distributions to Class F Shareholders:
From net investment income	(34,635)	(52,121)

Distributions to Class I Shareholders:
From net investment income	(224,396)	(190,398)

Change in net assets resulting from shareholder distributions	(259,031)	(242,519)

Capital Transactions:
Proceeds from shares issued	3,700,065	7,951,400
Distributions reinvested	258,897	242,519
Cost of shares redeemed	(7,196,923)	(4,798,975)

Change in net assets resulting from capital transactions	(3,237,961)	3,394,944

Net increase (decrease) in net assets	(3,199,183)	3,346,635

Net Assets:
Beginning of year	17,877,124	14,530,489

End of year	$14,677,941	$17,877,124

Undistributed (Distributions in excess of) net investment income	$(1)	$351

Share Transactions:
Issued	374,203	804,849
Reinvested	26,171	24,587
Redeemed	(727,480)	(486,122)

Change in shares resulting from capital transactions	(327,106)	343,314

See Notes to Financial Statements.

25

FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class F
Per Share Operating Performance:
Net asset value, beginning of period	$9.92	$9.97	$10.02	$10.04

Net investment income(b)	0.17	0.16	0.14	0.01
Realized and unrealized gains/(losses)	0.05	(0.04)	— (c)	(0.02)

Total from investment activities	0.22	0.12	0.14	(0.01)

Distributions:
Net investment income	(0.17)	(0.17)	(0.18)	(0.01)

Realized gains	—	—	(0.01)	—

Total distributions	(0.17)	(0.17)	(0.19)	(0.01)

Net asset value, end of period	$9.97	$9.92	$9.97	$10.02

Total Return:	2.23%	1.18%	1.42%	(0.08)%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.45%	0.45%	0.45%	0.45%(e)
Ratio of Net Investment Income to Average Net Assets	1.69%	1.60%	1.45%	1.33%(e)
Ratio of Expenses to Average Net Assets*	1.53%	1.70%	2.07%	43.21%(e)
Net assets, end of period (in thousands)	$666	$1,305	$1,934	$10
Portfolio turnover**	37%	50%	57%	46%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from March 3, 2014 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

26

FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2017		For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	‘$	9.92	$9.97	$10.02	$10.00

Net investment income(b)		0.18	0.17	0.15	0.04
Realized and unrealized gains/(losses)		0.05	(0.04)	— (c)	0.02

Total from investment activities		0.23	0.13	0.15	0.06

Distributions:
Net investment income		(0.18)	(0.18)	(0.19)	(0.04)
Realized gains		—	—	(0.01)	—

Total distributions		(0.18)	(0.18)	(0.20)	(0.04)

Net asset value, end of period		$9.97	$9.92	$9.97	$10.02

Total Return:		2.33%	1.28%	1.51%	0.57%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets		0.35%	0.35%	0.35%	0.35%(e)
Ratio of Net Investment Income to Average Net Assets		1.78%	1.70%	1.55%	1.41%(e)
Ratio of Expenses to Average Net Assets*		1.12%	1.37%	1.68%	3.66%(e)
Net assets, end of period (in thousands)		$18,366	$12,925	$12,344	$10,436
Portfolio turnover**		37%	50%	57%	46%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 30, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

27

FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class F
Per Share Operating Performance:
Net asset value, beginning of period	$9.87	$9.89	$9.99	$9.98

Net investment income(b)	0.14	0.11	0.08	—
Realized and unrealized gains/(losses)	0.04	—	(0.02)	0.02

Total from investment activities	0.18	0.11	0.06	0.02

Distributions:
Net investment income	(0.15)	(0.13)	(0.16)	(0.01)

Total distributions	(0.15)	(0.13)	(0.16)	(0.01)

Net asset value, end of period	$9.90	$9.87	$9.89	$9.99

Total Return:	1.84%	1.16%	0.62%	0.21%(c)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.40%	0.40%	0.40%	0.40%(d)
Ratio of Net Investment Income to Average Net Assets	1.41%	1.09%	0.78%	(0.08)%(d)
Ratio of Expenses to Average Net Assets*	1.30%	1.25%	3.04%	43.18%(d)
Net assets, end of period (in thousands)	$667	$4,395	$608	$10
Portfolio turnover**	52%	41%	63%	41%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from March 3, 2014 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

28

FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Period Ended March 31, 2014(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$9.87	$9.89	$9.98	$10.00

Net investment income(b)	0.15	0.12	0.10	0.02
Realized and unrealized gains/(losses)	0.02	—	(0.02)	(0.01)

Total from investment activities	0.17	0.12	0.08	0.01

Distributions:
Net investment income	(0.16)	(0.14)	(0.17)	(0.03)

Total distributions	(0.16)	(0.14)	(0.17)	(0.03)

Net asset value, end of period	$9.88	$9.87	$9.89	$9.98

Total Return:	1.74%	1.24%	0.83%	0.14%(c)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.30%	0.30%	0.30%	0.30%(d)
Ratio of Net Investment Income to Average Net Assets	1.47%	1.22%	1.03%	0.88%(d)
Ratio of Expenses to Average Net Assets*	1.14%	1.13%	1.65%	3.70%(d)
Net assets, end of period (in thousands)	$14,011	$13,482	$13,922	$10,158
Portfolio turnover**	52%	41%	63%	41%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 30, 2013 (commencement of operations) to March 31, 2014.
(b)	Per share net investment income has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

29

NOTES TO FINANCIAL STATEMENTS

March 31, 2017

1. Organization

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 21 portfolios. This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Short Duration Fixed Income Fund (“Short Duration Fixed Income Fund”)

- RBC Ultra-Short Fixed Income Fund (“Ultra-Short Fixed Income Fund”)

The Funds offer Class F and Class I shares. Class F and Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a contingent deferred sales charge.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms and amended certain existing rules and forms to modernize the reporting and disclosure of information by registered investment companies. In part, the rules amend Regulation S-X and will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that adoption of these amendments will have on the Funds’ financial statements and related disclosures.

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of the Funds’ investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

30

NOTES TO FINANCIAL STATEMENTS

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities. The Pricing Committee includes representatives of the Funds’ Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Funds’ net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

31

NOTES TO FINANCIAL STATEMENTS

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

●  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

●  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of each Fund’s investments as of March 31, 2017 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short Duration Fixed Income Fund
Assets:
Investments in Securities
Asset Backed Securities	$—	$4,408,001	$—	$4,408,001
Collateralized Mortgage Obligations	—	316,490	—	316,490
Corporate Bonds	—	13,425,059	—	13,425,059
Municipal Bonds	—	99,995	—	99,995
U.S. Government Agency Backed Mortgages	—	683,307	—	683,307
U.S. Treasury Obligations	—	159,550	—	159,550
Investment Company	84,885	—	—	84,885
Other Financial Instruments(*)
Interest Rate Contracts	2,625	—	—	2,625

	$87,510	$19,092,402	$—	$19,179,912

Liabilities:
Other Financial Instruments(*)
Interest Rate Contracts	$(9,789)	$—	$—	$(9,789)

32

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Ultra-Short Fixed Income Fund
Assets:
Investments in Securities
Asset Backed Securities	$—	$3,526,778	$—	$3,526,778
Collateralized Mortgage Obligations	—	438,034	—	438,034
Corporate Bonds	—	9,408,761	—	9,408,761
U.S. Government Agency Backed Mortgages	—	821,425	—	821,425
Investment Company	624,927	—	—	624,927

	$624,927	$14,194,998	$—	$14,819,925

Liabilities:
Other Financial Instruments(*)
Interest Rate Contracts	$(188)	$—	$—	$(188)

* Other financial instruments are futures contracts which are reflected in the Schedule of Portfolio Investments and are shown at the unrealized appreciation/(depreciation) on the contracts.

During the year ended March 31, 2017, the Funds held no investments categorized as Level 3 in the hierarchy.

During the year ended March 31, 2017, the Funds recognized no transfers to/from Level 1 or Level 2. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Financial Instruments:

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of March 31, 2017, the Funds had no outstanding TBA commitments.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Funds to manage its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Funds’ returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Funds’ hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below. For open derivative instruments as of March 31, 2017, see the following section for financial futures contracts.

33

NOTES TO FINANCIAL STATEMENTS

Financial Futures Contracts:

The Funds entered into futures contracts in an effort to both manage their cash position and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers shown on the Statements of Assets and Liabilities at March 31, 2017.

Fair value of derivative instruments as of March 31, 2017:

Derivative Instruments Categorized by Risk Exposure	Statement of Assets and Liabilities Location	Amount
Short Duration Fixed Income Fund
	Asset Derivatives
Interest Rate Risk	Unrealized Appreciation on Futures Contracts	$2,625

	Liability Derivatives
Interest Rate Risk	Unrealized Depreciation on Futures Contracts	$9,789

Derivative Instruments Categorized by Risk Exposure	Statement of Assets and Liabilities Location	Amount
Ultra-Short Fixed Income Fund
	Liability Derivatives
Interest Rate Risk	Unrealized Depreciation on Futures Contracts	$188

The effect of derivative instruments on the Statements of Operations during the year ended March 31, 2017 is as follows:

	Derivative Instruments Categorized by Risk Exposure	Net Realized Gains from Futures Contracts	Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts
Short Duration Fixed Income Fund	Interest Rate Risk	$7,741	$(6,664)
Ultra-Short Fixed Income Fund	Interest Rate Risk	1,182	(2,219)

For the year ended March 31, 2017, the average quarterly volume of derivative activities are as follows:

	Futures Long Positions (Contracts)	Futures Short Positions (Contracts)
Short Duration Fixed Income Fund	13	10
Ultra-Short Fixed Income Fund	5	12

34

NOTES TO FINANCIAL STATEMENTS

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Credit Enhancement:

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance. As of March 31, 2017, there are no obligations with credit enhancement or liquidity features.

Affiliated Investments:

Each Fund invests in other Funds of the Trust (an “Affiliated Fund”). The Funds started to invest in U.S. Government Money Market Fund -RBC Institutional Class 1 on June 24, 2016. For the period from April 1, 2016 until June 24, 2016 the Funds invested in Prime Money Market Fund -RBC Institutional Class 1. The income and both realized and change in unrealized gains and losses earned by each Fund from the Affiliated Funds, if any, for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

	Value March 31, 2016	Purchases	Sales	Value June 24, 2016	Dividends
Investments in Prime
Money Market Fund — RBC Institutional Class 1
Short Duration Fixed Income Fund	$361,980	$2,886,944	$3,248,924	—	$207
Ultra-Short Fixed Income Fund	338,908	2,945,278	3,284,186	—	428

	Value June 23, 2016	Purchases	Sales	Value March 31, 2017	Dividends
Investments in U.S. Government
Money Market Fund — RBC Institutional Class 1
Short Duration Fixed Income Fund	$—	$8,509,565	$8,424,680	$84,885	$1,601
Ultra-Short Fixed Income Fund	—	8,939,574	8,314,647	624,927	1,348

35

NOTES TO FINANCIAL STATEMENTS

Investment Transactions and Income:

Investment transactions are recorded one business day after trade date, except for the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes the amortization and accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage-backed and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon the Funds’ relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Funds are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Funds, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

Distributions to Shareholders:

The Funds pay out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

For the year ended March 31, 2017, permanent difference reclassification amounts were as follows:

	Increase Undistributed Net Investment Income	Decrease Accumulated Realized Gain/Loss	Decrease Paid-in-Capital

Short Duration Fixed Income Fund	$ 7,119	$ (7,119)	$—
Ultra-Short Fixed Income Fund	22,701	(22,701)	—

3. Agreements and Other Transactions with Affiliates

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Short Duration Fixed Income Fund	0.30%
Ultra-Short Fixed Income Fund	0.25%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class F and Class I shares of each Fund to the following levels. This expense limitation agreement is in place until July 31, 2018.

36

NOTES TO FINANCIAL STATEMENTS

	Class F Annual Rate	Class I Annual Rate
Short Duration Fixed Income Fund	0.45%	0.35%
Ultra-Short Fixed Income Fund	0.40%	0.30%

Each Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

The amounts subject to possible recoupment under the expense limitation agreement as of March 31, 2017 were:

	FYE 3/31/15	FYE 3/31/16	FYE 3/31/17	Total
Short Duration Fixed Income Fund	$212,292	$136,348	$136,119	$484,759
Ultra-Short Fixed Income Fund	211,248	142,691	136,853	490,792

RBC GAM (US) voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to RBC GAM (US) indirectly through its investment in an affiliated money market fund. These waivers are voluntary and not subject to recoupment. These amounts are included in expenses waived/reimbursed by Advisor in the Statements of Operations. For the year ended March 31, 2017, the amounts waived were as follows:

Fees Waived
Short Duration Fixed Income Fund	$759
Ultra-Short Fixed Income Fund	$765

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $49,000 ($46,000 prior to October 1,2016). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500 ($6,000 prior to October 1,2016), for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

On December 30, 2013, the Advisor invested $10 million in each Fund to provide each Fund with its initial investment assets, and on March 3, 2014, invested $10,000 in Class F of each Fund to provide the initial assets for that share class. The table below shows, as of March 31, 2017, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

37

NOTES TO FINANCIAL STATEMENTS

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Short Duration Fixed Income Fund	$19,032,031	905,901	47.5%
Ultra-Short Fixed Income Fund	$14,677,941	1,052,752	70.9%

4. Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class F covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class F is 0.10%.

Plan fees are based on average daily net assets of Class F. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended March 31, 2017, there were no fees waived by the Distributor.

5. Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2017 were as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Purchases (Excl. US Gov’t.)	$12,183,115	$8,047,538
Sales (Excl. US Gov’t.)	$6,129,130	$11,220,792

6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in shares of the Funds are summarized below:

	Short Duration Fixed Income Fund		Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
CAPITAL TRANSACTIONS:
Class F
Proceeds from shares issued	$96	$611,397	$255,000	$4,200,000
Distributions reinvested	19,934	22,856	34,635	52,121
Cost of shares redeemed	(664,036)	(1,253,300)	(4,031,549)	(454,695)

Change in Class F	$(644,006)	$(619,047)	$(3,741,914)	$3,797,426

Class I
Proceeds from shares issued	$7,425,383	$2,566,155	$3,445,065	$3,751,400
Distributions reinvested	288,007	206,742	224,262	190,398
Cost of shares redeemed	(2,336,596)	(2,149,375)	(3,165,374)	(4,344,280)

Change in Class I	$5,376,794	$623,522	$503,953	$(402,482)

Change in net assets resulting from capital transactions	$4,732,788	$4,475	$(3,237,961)	$3,394,944

38

NOTES TO FINANCIAL STATEMENTS

	Short Duration Fixed Income Fund		Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
SHARE TRANSACTIONS:
Class F
Issued	—	61,714	25,726	424,692
Reinvested	1,998	2,302	3,499	5,285
Redeemed	(66,762)	(126,362)	(407,227)	(46,102)

Change in Class F	(64,764)	(62,346)	(378,002)	383,875

Class I
Issued	744,665	260,364	348,477	380,157
Reinvested	28,868	20,846	22,672	19,302
Redeemed	(234,105)	(216,358)	(320,253)	(440,020)

Change in Class I	539,428	64,852	50,896	(40,561)

Change in shares resulting from capital transactions	474,664	2,506	(327,106)	343,314

7. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the years ended March 31, 2015, March 31, 2016 and March 31, 2017) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of March 31, 2017, tax cost of securities and the breakdown of unrealized appreciation (depreciation) was as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Short Duration Fixed Income Fund	$19,122,191	$83,819	$(28,723)	$55,096
Ultra-Short Fixed Income Fund	14,780,566	58,100	(18,741)	39,359

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

The tax character of distributions during the year ended March 31, 2017 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Short Duration Fixed Income Fund	$310,613	$—	$310,613
Ultra-Short Fixed Income Fund	259,020	—	259,020

39

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions during the year ended March 31, 2016 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Short Duration Fixed Income Fund	$230,085	$—	$230,085
Ultra-Short Fixed Income Fund	242,520	—	242,520

As of March 31, 2017, the components of accumulated earning/(losses) on a tax basis were as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Undistributed Ordinary Income	$25,766	$10

Accumulated Earnings	25,766	10
Distributions Payable	(26)	(11)
Accumulated Capital Loss Carryforwards	(106,949)	(161,390)
Unrealized Appreciation/(Depreciation)	55,096	39,359

Total Accumulated Earnings/(Losses)	$(26,113)	$(122,032)

As of March 31, 2017, Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund had a short-term capital loss carryforward of $50,297 and $82,254, respectively, and a long-term capital loss carryforward of $56,652 and $79,136 respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration.

During the year ended March 31, 2017, Short Duration Fixed Income Fund utilized capital losses in the amount of $25,108.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund did not have any deferred qualified late-year capital losses.

8. Subsequent Events

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of RBC Funds Trust and the Shareholders of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (the “Funds,” a series of RBC Funds Trust) as of March 31, 2017, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Funds for the periods ended March 31, 2016 and prior were audited by another independent registered public accounting firm whose report dated May 24, 2016 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP.

Minneapolis, Minnesota.

May 25, 2017

41

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds report a portion of the income dividends distributed during the fiscal year ended March 31, 2017 as U.S. Government Income as follows:

U.S. Government Income
Short Duration Fixed Income Fund	0.62%
Ultra-Short Fixed Income Fund	0.21%

The Funds report a portion of the income dividends distributed during the fiscal year ended March 31, 2017, as qualified interest income as defined in the Internal Revenue Code:

Qualified Interest Income
Short Duration Fixed Income Fund	100.00%
Ultra-Short Fixed Income Fund	100.00%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. It is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

42

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

Lucy Hancock Bode (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia (2006 to 2010); Franklin Street Partners (2014 to present)

Leslie H. Garner Jr. (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present); President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc. (2004 to 2013); Bremer Financial Corporation (2004 to present)

John A. MacDonald (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (management-consulting) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

43

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (64)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Brookdale Senior Living Inc. (2008 to present); Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015)

William B. Taylor (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors - Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (53)(5)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (53)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012)

Kathleen A. Hegna (50)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

44

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Weber (48)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

Jay Jackson (39)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since December 2015

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Global Asset Management (U.S.) Inc. (2011 to present)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

45

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class F and Class I shares.

Class F

Class F shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load). Class F shares currently include a 0.10% (10 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

46

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 through March 31, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period* 10/1/16-3/31/17	Annualized Expense Ratio During Period 10/1/16-3/31/17
Short Duration Fixed Income Fund	Class F	$1,000.00	$1,004.60	$2.25	0.45%
	Class I	1,000.00	1,005.10	1.75	0.35%

Ultra-Short Fixed Income Fund	Class F	1,000.00	1,006.00	2.00	0.40%
	Class I	1,000.00	1,006.50	1.50	0.30%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period* 10/1/16-3/31/17	Annualized Expense Ratio During Period 10/1/16-3/31/17
Short Duration Fixed Income Fund	Class F	$1,000.00	$1,022.69	$2.27	0.45%
	Class I	1,000.00	1,023.19	1.77	0.35%

Ultra-Short Fixed Income Fund	Class F	1,000.00	1,022.94	2.02	0.40%
	Class I	1,000.00	1,023.44	1.51	0.30%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half year period).

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50

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of the fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2017.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. The Funds are distributed by Quasar Distributors LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-FI AR 03-17

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $184,000 for 2017 and $184,000 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,500 for 2017 and $22,500 for 2016.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)         (A)  with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

               (B)   with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)            such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)             such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)	Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RBC Funds Trust

By (Signature and Title)* /s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date 5/30/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date 5/30/2017

By (Signature and Title)* /s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer
(principal financial officer)

Date 5/30/2017

*	Print the name and title of each signing officer under his or her signature.